              As filed with the Securities and Exchange Commission
                                on April 29, 2002

                        Securities Act File No. 33-31205
                    Investment Company Act File No. 811-5904

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. / /
                         -------------------------------
                         Post-Effective Amendment No. 15

                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                              Amendment No. 15 /X/

                        (Check appropriate box or boxes)

                             ELFUN MONEY MARKET FUND
               ...................................................
               (Exact Name of Registrant as Specified in Charter)

                               3003 Summer Street
                           Stamford, Connecticut 06905
                          ...............................
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (203) 326-4040

                               Alan M. Lewis, Esq.
              Executive Vice President, General Counsel & Secretary
                      c/o GE Asset Management Incorporated
                               3003 Summer Street
                           Stamford, Connecticut 06905

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):

immediately upon filing pursuant to paragraph (b)                           ____
on April 30, 2002 pursuant to paragraph (b)                                  X
60 days after filing pursuant to paragraph (a)(1)                           ____
on (date) pursuant to paragraph (a)(1) of Rule 485                          ____
75 days after filing pursuant to paragraph (a)(2)                           ____
on (date) pursuant to paragraph (a)(2) of Rule 485                          ____

If appropriate, check the following box:

This post-effective amendment designates a new effective date
for a previously filed post-effective amendment.                            ____

[GRAPHIC]

                                                                     ELFUN FUNDS

PROSPECTUS

APRIL 30, 2002

                                        EQUITY FUNDS
                                        Elfun Trusts
                                        Elfun International Equity Fund

                                        INCOME FUNDS
                                        Elfun Income Fund
                                        Elfun Tax-Exempt Income Fund

                                        ASSET ALLOCATION FUND
                                        Elfun Diversified Fund

                                        MONEY MARKET FUND
                                        Elfun Money Market Fund

                                        Like all mutual funds, these securities
                                        have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
CONTENTS

--------------------------------------------------------------------------------
ELFUN FUNDS
PROSPECTUS


EQUITY FUNDS....................................................3
Elfun Trusts....................................................4
Elfun International Equity Fund.................................6

INCOME FUNDS....................................................9
Elfun Income Fund..............................................10
Elfun Tax-Exempt Income Fund...................................12

ASSET ALLOCATION FUND..........................................15
Elfun Diversified Fund.........................................16

MONEY MARKET FUND..............................................19
Elfun Money Market Fund........................................20

FUND EXPENSES..................................................22

MORE ON STRATEGIES AND RISKS...................................24
Important Definitions..........................................24
More on Investment Strategies..................................27
More on Risks..................................................30
Other Risk Considerations......................................33

ABOUT THE INVESTMENT ADVISER, DISTRIBUTOR AND SERVICING AGENT..35
Investment Adviser and Administrator...........................35
Distributor and Servicing Agent................................35
About the Portfolio Managers...................................36

HOW TO INVEST..................................................37
How to Purchase Units..........................................37
How to Redeem Units............................................39
How to Exchange Units..........................................41

DIVIDENDS, CAPITAL GAINS AND  OTHER TAX INFORMATION............42

CALCULATING UNIT VALUE.........................................44

FINANCIAL HIGHLIGHTS...........................................45



Additional information regarding the Elfun Funds ("Funds") is contained in the Statement of Additional Information ("SAI") dated April 30, 2002 which is incorporated by reference into (legally forms a part of) this Prospectus.


General Electric Company ("GE") is not a party to the trust agreements which created each Fund and does not sponsor the Funds.

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2

--------------------------------------------------------------------------------





                     [This page intentionally left blank.]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY FUNDS                                                      ELFUN FUNDS  3
                                                                  PROSPECTUS

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST IN AN ELFUN EQUITY FUND?

Elfun Equity Funds may be appropriate for your investment portfolio if you:
- have a long-term investment goal
- are willing to accept higher short-term risk for potential long-term returns


- want to diversify a portfolio composed mostly of other types of investments

Elfun Equity Funds may not be appropriate if you want:


- to avoid potentially significant changes in share price
- a short-term investment
- regular income


EQUITY FUNDS generally invest in EQUITY SECURITIES. EQUITY SECURITIES may include common stocks, preferred securities, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.


[SIDENOTE]


AN INVESTMENT IN AN ELFUN EQUITY FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN AN ELFUN FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

--------------------------------------------------------------------------------

------------------
4  ELFUN FUNDS
   PROSPECTUS
   EQUITY FUNDS

--------------------------------------------------------------------------------
ELFUN TRUSTS

--------------------------
INVESTMENT OBJECTIVE:
LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME.

THE STRATEGY

Elfun Trusts invests primarily in EQUITY SECURITIES of U.S. companies. The portfolio manager selects EQUITY SECURITIES from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund. The portfolio manager seeks to identify securities of issuers with characteristics such as:
- above-average annual growth rates
- financial strength
- leadership in their respective industries
- high quality management focused on generating shareholder value


The Fund may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio manager may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


THE RISKS


The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (GROWTH INVESTING RISK). To the extent that the portfolio manager invests in FOREIGN SECURITIES or DEBT SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK or INTEREST RATE RISK and CREDIT RISK.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------
FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 18.67% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was --11.75% for the quarter ended September 30, 2001. The Fund's year-to-date return was 1.36% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns (before and after taxes) for different calendar periods compare to the returns of the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX (S&P 500 Index). Fund returns are presented net of Fund expenses. It assumes you sold your units at the end of each period (other than "Return After Taxes on Distributions").


[CHART]
---------------------------------

CALENDAR YEAR TOTAL RETURNS


1992            9%
1993            9%
1994            0%
1995           39%
1996           24%
1997           31%
1998           23%
1999           20%
2000            6%
2001           -6%

---------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2001)



                                  1 YEAR        5 YEARS      10 YEARS
                                  ------        -------      --------
ELFUN TRUSTS

  Return Before Taxes              -5.98%        13.91%       14.69%
  Return After Taxes on
   Distributions*                  -7.10%        11.94%       12.41%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares*                 -2.85%        11.24%       11.69%

S&P 500 INDEX**                   -11.91%        10.69%       12.94%



Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

-------------------------------------------------------------------------------

------------------
6  ELFUN FUNDS
   PROSPECTUS
   EQUITY FUNDS

--------------------------------------------------------------------------------


ELFUN INTERNATIONAL EQUITY FUND


-------------------------
INVESTMENT OBJECTIVE:
LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME BY INVESTING PRINCIPALLY IN FOREIGN SECURITIES CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY


The Elfun International Equity Fund invests primarily in EQUITY SECURITIES of companies in developed and developing countries other than the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund's assets are invested in FOREIGN SECURITIES of companies representing at least three different countries. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of growth companies with characteristics such as:
- low prices relative to their long-term cash earnings potential
- potential for significant improvement in the company's business
- financial strength
- sufficient liquidity


The Fund also may invest to a lesser extent in DEBT SECURITIES and may invest in securities of companies located in the United States. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


THE RISKS


The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, STYLE RISK (GROWTH INVESTING RISK) and EMERGING MARKETS RISK. To the extent that the portfolio managers invest in DEBT SECURITIES, the Fund would be subject to INTEREST RATE RISK and CREDIT RISK.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.




-------------------------------------------------------------------------------

                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------
FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 22.70% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -19.02% for the quarter ended September 30, 1998. The Fund's year-to-date return was 1.28% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns (before and after taxes) for different calendar periods compare to the returns of the MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (EAFE(R)) INDEX (MSCI EAFE INDEX). Fund returns are presented net of Fund expenses. It assumes that you sold your units at the end of each period (other than "Return After Taxes on Distributions").


[CHART]
--------------------------------

CALENDAR YEAR TOTAL RETURNS


1992            6%
1993           32%
1994           -1%
1995           16%
1996           16%
1997            8%
1998           17%
1999           39%
2000           -9%
2001          -19%

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2001)



                                      1 YEAR        5 YEARS     10 YEARS
                                      ------        -------     --------
ELFUN INTERNATIONAL
  EQUITY FUND
  Return Before Taxes                 -19.07%        5.43%        9.32%
  Return After Taxes on
   Distributions*                     -19.53%        3.53%        7.43%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares*                    -11.46%        4.44%        7.47%
MSCI EAFE INDEX**                     -21.61%        0.85%        4.44%



Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

-------------------------------------------------------------------------------

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8

--------------------------------------------------------------------------------





                     [This page intentionally left blank.]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME FUNDS                                                     ELFUN FUNDS   9
                                                                 PROSPECTUS

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST IN AN ELFUN INCOME FUND?

Elfun Income Funds may be appropriate for your investment portfolio if you:
- seek regular income
- seek lower potential volatility than equity funds over the long term
- want to diversify a portfolio composed mostly of equity investments

The Elfun Tax-Exempt Income Fund may be appropriate for your investment portfolio if you:
- are in a high tax bracket
- want income that is exempt from federal income tax

Elfun Income Funds may not be appropriate if you want:
- high potential capital appreciation
- an investment that seeks to maintain a stable unit price

INCOME FUNDS generally invest in DEBT SECURITIES. DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.

[SIDENOTE]

AN INVESTMENT IN AN ELFUN INCOME FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN AN ELFUN FUND IS SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

--------------------------------------------------------------------------------

------------------
10 ELFUN FUNDS
   PROSPECTUS
   INCOME FUNDS

--------------------------------------------------------------------------------
ELFUN INCOME FUND

------------------
INVESTMENT OBJECTIVE:
A HIGH LEVEL OF INCOME CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.


THE STRATEGY

The Elfun Income Fund invests primarily in a variety of INVESTMENT-GRADE DEBT SECURITIES, such as MORTGAGE-BACKED SECURITIES, CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and MONEY MARKET INSTRUMENTS. The Fund normally has a WEIGHTED AVERAGE MATURITY of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.


The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:
- attractive yields and prices
- the potential for capital appreciation
- reasonable credit quality


The Fund also may invest to a lesser extent in ASSET-BACKED SECURITIES, HIGH YIELD SECURITIES and FOREIGN DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and unitholders to incur increased taxes on their investment in the Fund.

THE RISKS


The principal risks of investing in the Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES and HIGH YIELD SECURITIES, the Fund would be subject to ASSET-BACKED SECURITIES RISK, FOREIGN EXPOSURE RISK and HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              11

--------------------------------------------------------------------------------
FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 6.25% for the quarter ended June 30, 1995. The Fund's lowest return for a quarter was -2.37% for the quarter ended March 31, 1994. The Fund's year-to-date return was 0.21% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns (before and after taxes) for different calendar periods compare to the returns of the LEHMAN BROTHERS AGGREGATE BOND INDEX (LB AGGREGATE BOND INDEX). Fund returns are presented net of Fund expenses. It assumes that you sold your units at the end of each period (other than "Return After Taxes on Distributions").


[CHART]
--------------------------------
CALENDAR YEAR TOTAL RETURNS

1992            7%
1993           10%
1994           -2%
1995           18%
1996            4%
1997           10%
1998            8%
1999           -1%
2000           11%
2001            8%

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2001)



                                      1 YEAR       5 YEARS     10 YEARS
                                      ------       -------     --------
ELFUN INCOME FUND
  Return Before Taxes                  7.97%        7.22%        7.13%
  Return After Taxes on
   Distributions*                      5.41%        4.30%        4.16%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares*                     4.81%        4.31%        4.23%
LB AGGREGATE BOND INDEX**              8.44%        7.43%        7.23%



Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS

--------------------------------------------------------------------------------

-------------------
12 ELFUN FUNDS
   PROSPECTUS
   INCOME FUNDS

--------------------------------------------------------------------------------

ELFUN TAX-EXEMPT INCOME FUND

---------------------------
INVESTMENT OBJECTIVE:
AS HIGH A LEVEL OF CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXATION AS IS AVAILABLE FROM CONCENTRATION OF INVESTMENT IN MUNICIPAL BONDS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY


The Elfun Tax-Exempt Income Fund invests primarily in INVESTMENT-GRADE MUNICIPAL SECURITIES. Under normal conditions, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.


The portfolio manager seeks to identify DEBT SECURITIES with characteristics such as:
- attractive yields and prices
- the potential for income generation
- the potential for capital appreciation
- reasonable credit quality


The Fund also may invest to a lesser extent in tax-free or taxable MONEY MARKET INSTRUMENTS and may hold CASH and CASH EQUIVALENTS. The portfolio manager also may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


THE RISKS


The principal risks of investing in the Fund are MUNICIPAL SECURITIES RISK, INTEREST RATE RISK and CREDIT RISK. The Fund's income may be subject to state and local taxes. Capital gains, if any, are subject to capital gains tax.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              13

--------------------------------------------------------------------------------
FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 7.06% for the quarter ended March 31, 1995. The Fund's lowest return for a quarter was -5.35% for the quarter ended March 31, 1994. The Fund's year-to-date return was 1.17% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns (before and after taxes) for different calendar periods compare to the returns of the LEHMAN BROTHERS MUNICIPAL BOND INDEX (LB MUNI BOND INDEX). Fund returns are presented net of Fund expenses. It assumes that you sold your units at the end of each period (other than "Return After Taxes on Distributions").


[CHART]
--------------------------------
CALENDAR YEAR TOTAL RETURNS

1992         9%
1993        12%
1994        -6%
1995        17%
1996         4%
1997        10%
1998         6%
1999        -3%
2000        12%
2001         5%

--------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2001)



                                         1 YEAR      5 YEARS      10 YEARS
                                         ------      -------      --------
ELFUN TAX-EXEMPT INCOME FUND
  Return Before Taxes                     4.70%        5.84%        6.35%
  Return After Taxes
    on Distributions*                     4.63%        5.68%        6.14%
  Return After Taxes on
    Distributions and Sale
    of Fund Shares*                       4.93%        5.69%        6.14%
LB MUNI BOND INDEX**                      5.12%        5.98%        6.63%



Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The returns of the LB Muni Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

TAX-EXEMPT INVESTING -- TAX-EXEMPT INVESTING USUALLY BENEFITS INVESTORS
IN HIGHER TAX BRACKETS. ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

--------------------------------------------------------------------------------

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14
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET                                                           ELFUN FUNDS   15
ALLOCATION                                                      PROSPECTUS
FUND

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST IN AN ELFUN ASSET ALLOCATION FUND?

An Asset Allocation Fund may be appropriate for your investment portfolio if you:
- seek both capital appreciation and current income
- want a single diversified investment

ASSET ALLOCATION FUNDS are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both EQUITY SECURITIES and DEBT SECURITIES. Although an investor may achieve the same level of diversification by buying individual Elfun Equity or Income Funds, the Elfun Diversified Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

[SIDENOTE]


AN INVESTMENT IN AN ELFUN ASSET ALLOCATION FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN AN ELFUN FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.


--------------------------------------------------------------------------------

-------------------
16 ELFUN FUNDS
   PROSPECTUS
   ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
ELFUN DIVERSIFIED FUND

--------------------------
INVESTMENT OBJECTIVE:
THE HIGHEST TOTAL RETURN CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY


The Elfun Diversified Fund invests primarily in a combination of EQUITY SECURITIES and INVESTMENT-GRADE DEBT SECURITIES. The portfolio managers follow an asset allocation process established by GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. EQUITY SECURITIES, DEBT SECURITIES and FOREIGN SECURITIES based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.


The portfolio managers seek to identify EQUITY SECURITIES of companies with characteristics such as:


- strong earnings growth
- attractive prices
- a presence in successful industries
- high quality management


The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:
- attractive yields and prices
- the potential for capital appreciation
- reasonable credit quality


The portion of the Fund invested in DEBT SECURITIES normally has a WEIGHTED AVERAGE MATURITY of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.


The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and unitholders to incur increased taxes on their investment in the Fund.

THE RISKS


The principal risks of investing in this Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent the portfolio managers invest in HIGH YIELD SECURITIES, the Fund would be subject to HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              17

--------------------------------------------------------------------------------
FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 11.94% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -6.95% for the quarter ended September 30, 2001. The Fund's year-to-date return was 0.87% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns (before and after taxes) for different calendar periods compare to the returns of the S&P 500 INDEX and the returns of the LB AGGREGATE BOND INDEX. Fund returns are presented net of Fund expenses. It assumes that you sold your units at the end of each period (other than "Return After Taxes on Distributions").


[CHART]
--------------------------------
CALENDAR YEAR TOTAL RETURNS

1992          9%
1993          9%
1994          0%
1995         27%
1996         14%
1997         19%
1998         17%
1999         14%
2000          5%
2001         -6%

--------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2001)



                                      1 YEAR        5 YEARS      10 YEARS
                                      ------        -------      --------
ELFUN DIVERSIFIED FUND
  Return Before Taxes                  -2.73%        10.20%       10.87%
  Return After Taxes on
   Distributions*                      -4.37%         7.71%        8.68%
  Return After Taxes on
   Distributions and Sale
   of Fund Shares*                     -1.20%         7.61%        8.26%
LB AGGREGATE
  BOND INDEX**                          8.44%         7.43%        7.23%
S&P 500 INDEX**                       -11.91%        10.69%       12.94%



Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The returns of the LB Aggregate Bond Index and the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

--------------------------------------------------------------------------------

---------
18

--------------------------------------------------------------------------------





                      [This page intentionally left blank.]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY                                                            ELFUN FUNDS  19
MARKET FUND                                                      PROSPECTUS

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST IN AN ELFUN MONEY MARKET FUND?


A Money Market Fund may be appropriate for your portfolio if you:
- want an investment seeking modest but regular income, compared with other investments


- are investing for a short period of time
- want an investment that seeks to maintain a stable unit price

A Money Market Fund may not be appropriate if you:
- want a potentially higher rate of income
- want a long-term investment
- seek capital appreciation


MONEY MARKET FUNDS invest in short-term, high quality DEBT SECURITIES. They seek to provide stability of principal and regular income. The income provided by a money market fund varies with interest rate movements.

--------------------------------------------------------------------------------

-----------------------
20 ELFUN FUNDS
   PROSPECTUS
   MONEY MARKET FUND

--------------------------------------------------------------------------------
ELFUN MONEY MARKET FUND

---------------------
INVESTMENT OBJECTIVE:
A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.

THE STRATEGY

The Elfun Money Market Fund invests primarily in short-term, U.S.
dollar-denominated MONEY MARKET INSTRUMENTS. The Fund's investments may include U.S. GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES, EURODOLLAR DEPOSITS and domestic and foreign BANK DEPOSITS.


The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the average maturity of the Fund's portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the banking industry.


All of the Fund's assets are rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets are rated in the highest rating category (or its unrated equivalent) by a nationally recognized statistical rating organization. Additional information about the money market securities in which the Fund may invest, including rating categories, is contained in the SAI.

THE RISKS


The principal risks of investing in this Fund are INTEREST RATE RISK, CREDIT RISK, ASSET-BACKED SECURITIES RISK, and FOREIGN EXPOSURE RISK. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per unit, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's unit price to decline below $1.00.


If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD TYPE, please refer to "More on Strategies and Risks" later in this Prospectus.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              21

--------------------------------------------------------------------------------
FUND PERFORMANCE
The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.


The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 1.64% for the quarter ended September 30, 2000. The Fund's lowest return for a quarter was 0.64% for the quarter ended December 31, 2001. The Fund's year-to-date return was 0.45% as of March 31, 2002.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 DAY U.S. TREASURY BILL RATE (90 DAY U.S. T-BILL). Fund returns are presented net of Fund expenses. It assumes that you sold your units at the end of each period. The Fund's seven day current yield was 1.90% and the seven day effective yield was 1.91% as of March 31, 2002. "Effective yield" reflects the compounding effect of earnings on reinvested dividends.


[CHART]
--------------------------------
CALENDAR YEAR TOTAL RETURNS

1992         4%
1993         3%
1994         4%
1995         6%
1996         5%
1997         5%
1998         5%
1999         5%
2000         6%
2001         4%

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS

(AS OF DECEMBER 31, 2001)



                              1 YEAR    5 YEARS    10 YEARS
                              ------    -------    --------
Elfun Money Market Fund        4.16%     5.30%      4.89%
90 Day U.S. T-Bill**           3.45%     4.86%      4.60%



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Asset Management had not reduced certain expenses during certain of the periods shown, the Fund's total return would have been lower. As with all mutual funds, past performance is not an indication of future performance.

** The returns of the 90 Day U.S. T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.


[SIDENOTE]

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A UNIT ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22 ELFUN FUNDS                                                     FUND EXPENSES
   PROSPECTUS


--------------------------------------------------------------------------------


This table describes the fees and expenses you may pay if you buy and hold units of a Fund.


No sales charges, redemption fees or transfer fees are assessed by any Fund, except if a unitholder elects to redeem units by telephone and have the proceeds wired to a bank, in which case a Fund will charge a $10 fee.

Annual fund operating expenses come out of a Fund's assets and are reflected in the Fund's unit price and dividends.


The figures below reflect actual expenses for the year ended December 31, 2001.



------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                  ELFUN                    ELFUN                   ELFUN
(AS A PERCENTAGE OF                         INTERNATIONAL    ELFUN    TAX-EXEMPT     ELFUN       MONEY
AVERAGE NET ASSETS)                 ELFUN       EQUITY      INCOME      INCOME    DIVERSIFIED   MARKET
                                    TRUSTS       FUND        FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------
MANAGEMENT EXPENSES:*                0.10%       0.11%       0.09%       0.10%       0.10%       0.09%
------------------------------------------------------------------------------------------------------
OTHER EXPENSES:**                    0.06%       0.15%       0.10%       0.04%       0.11%       0.08%
------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES:            0.16%       0.26%       0.19%       0.14%       0.21%       0.17%
------------------------------------------------------------------------------------------------------


* The nature of the services provided to, and the management expenses paid by, each Fund are described under "About the Investment Adviser, Distributor and Service Agent."

** "Other expenses" include costs of unitholder services, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining a Fund's legal existence and the costs involved in communicating with unitholders of the Funds.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              23

--------------------------------------------------------------------------------
THE IMPACT OF FUND EXPENSES

The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund's operating expenses remain the same. The example also assumes that you redeem all of your units at the end of each period shown. The example should not be considered to be a representation of past or future expenses of a Fund. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
EXAMPLE           YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT:


                                             1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
ELFUN TRUSTS:
                                              $ 16      $ 52      $ 90     $ 205
--------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY FUND:
                                                27        84       146       331
--------------------------------------------------------------------------------
ELFUN INCOME FUND:
                                                19        61       107       243
--------------------------------------------------------------------------------
ELFUN TAX-EXEMPT INCOME FUND:
                                                14        45        79       179
--------------------------------------------------------------------------------
ELFUN DIVERSIFIED FUND:
                                                22        68       118       268
--------------------------------------------------------------------------------
ELFUN MONEY MARKET FUND:
                                                17        55        96       217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24 ELFUN FUNDS                                                    MORE ON
   PROSPECTUS                                                     STRATEGIES AND
                                                                  RISKS

--------------------------------------------------------------------------------
IMPORTANT DEFINITIONS

THIS SECTION DEFINES IMPORTANT TERMS THAT MAY BE UNFAMILIAR TO AN INVESTOR READING ABOUT THE ELFUN FUNDS:

ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

CERTIFICATES OF DEPOSIT include short-term DEBT SECURITIES issued by banks.

COMMERCIAL PAPER includes short-term DEBT SECURITIES issued by banks, corporations and other borrowers.

CONVERTIBLE SECURITIES may be DEBT OR EQUITY SECURITIES that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

CORPORATE BONDS are DEBT SECURITIES issued by companies.

DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of DEBT SECURITIES have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.


DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include futures contracts, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, swaps, interest-only and principal-only debt securities, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations ("CMOs") and STRUCTURED AND INDEXED SECURITIES.


EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

FOREIGN DEBT SECURITIES are issued by foreign corporations or governments. They may include the following:
- Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions
- Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.
- Securities denominated in currencies other than U.S. dollars.

FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. FOREIGN SECURITIES may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                              25

--------------------------------------------------------------------------------

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are MORTGAGE-BACKED SECURITIES that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates.

HIGH YIELD SECURITIES are DEBT SECURITIES, preferred stock, convertible bonds and convertible preferred stock of corporations rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

INVESTMENT-GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.


MATURITY represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.


MONEY MARKET INSTRUMENTS are short-term DEBT SECURITIES of the U.S. government, banks and corporations. The Funds (other than the Elfun Money Market Fund) may invest in money market instruments through investments in the GEI Short-Term Investment Fund (Investment Fund).

MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs) which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.


MORTGAGE DOLLAR ROLLS are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.


MUNICIPAL OBLIGATIONS are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. They include: (i) MUNICIPAL LEASES, which pay interest that is exempt from both regular federal income taxes and federal alternative minimum taxes, and in certain cases, state, personal income taxes imposed by the state in which the municipal lessee is located; (ii) PARTICIPATION INTERESTS IN MUNICIPAL OBLIGATIONS, which are proportionate, undivided interests in MUNICIPAL OBLIGATIONS; (iii) MUNICIPAL OBLIGATION COMPONENTS, which are MUNICIPAL OBLIGATIONS that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); and (iv) CUSTODIAL RECEIPTS ON MUNICIPAL OBLIGATIONS, which evidence ownership of future interest payments, principal payments, or both, on certain MUNICIPAL OBLIGATIONS.


PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.


PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (I.E., a call) or sell (I.E., a put) securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency

--------------------------------------------------------------------------------

------------------------------------------
26 ELFUN FUNDS
   PROSPECTUS
   MORE ON INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------
for a predetermined price on or before a fixed date.

REPURCHASE AGREEMENTS (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.


RESTRICTED SECURITIES (which include Rule 144A Securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid securities. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.


REVERSE REPURCHASE AGREEMENTS involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.


RIGHTS represent a preemptive right of stockholders to purchase additional shares of stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


RULE 144A SECURITIES are RESTRICTED SECURITIES that may be sold to certain institutional purchasers under Rule 144A.


SHORT SALES AGAINST THE BOX involve selling securities actually owned or otherwise covered at all times during the period the short position is open.

STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but does not include securities issued by other investment companies.

U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy.


VARIABLE RATE SECURITIES, which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to DERIVATIVE SECURITIES RISK.

WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

--------------------------------------------------------------------------------

                                                                        --------
                                                                              27

--------------------------------------------------------------------------------
                         MORE ON INVESTMENT STRATEGIES

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E. beyond normal settlement date.

ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

In addition to each Fund's principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain investment strategies or techniques may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds' SAI.

BORROWING: Each Fund may borrow for temporary or emergency purposes. The Elfun Tax-Exempt Income Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets. Borrowing for long-term or leveraging purposes may increase the impact on the Fund of fluctuations in the value of securities purchased with borrowed money. There can be no assurance that the Fund would realize a higher return on its investment than the interest rate on borrowed money.


HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH AND CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. Each Fund, other than the Money Market Fund, may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund.


To the extent that a Fund, other than the Elfun Money Market Fund, holds cash or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

--------------------------------------------------------------------------------

-------------------------------
28 ELFUN FUNDS
   PROSPECTUS
   MORE ON STRATEGIES AND RISKS

--------------------------------------------------------------------------------

The following tables summarize some of the investment strategies and techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated technique.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           PURCHASING  PURCHASING
                                                                    REVERSE      RESTRICTED   STRUCTURED   AND WRITING AND WRITING
                                         TEMPORARY    REPURCHASE    REPURCHASE   AND ILLIQUID AND INDEXED  SECURITIES  SECURITIES
                                         BORROWING    AGREEMENTS    AGREEMENTS    SECURITIES  SECURITIES   OPTIONS     INDEX OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Elfun Trusts                              33 1/3          Yes           No            Yes          No          Yes         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund           33 1/3          Yes           No            Yes          No          Yes         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Income Fund                         33 1/3          Yes           No            Yes          Yes         Yes         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Tax-Exempt Income Fund              33 1/3*         Yes           No            Yes          No          Yes         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Diversified Fund                    33 1/3          Yes           No            Yes          Yes         Yes         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Money Market Fund                   33 1/3          Yes           Yes           Yes          No          No          No
------------------------------------------------------------------------------------------------------------------------------------

*The Elfun Tax-Exempt Income Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        MAXIMUM          MAXIMUM        WHEN-ISSUED
                            FUTURES AND FORWARD       OPTIONS ON   MAXIMUM              INVESTMENT IN    INVESTMENT IN  AND DELAYED
                            OPTIONS ON  CURRENCY      FOREIGN      INVESTMENT IN        HIGH YIELD       FOREIGN        DELIVERY
                            FUTURES     TRANSACTIONS  CURRENCIES   DEBT SECURITIES      SECURITIES       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Elfun Trusts                    Yes          No            No                35%                    5%     35%*         Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun International
  Equity Fund                   Yes          Yes           Yes               20%                 None     100%          Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Income Fund               Yes          Yes           Yes         100% (maximum   10% BB or B by      35%*         Yes
                                                                   of 25% BBB by S&P   S&P or Ba or B
                                                                   or Baa by Moody's    by Moody's or
                                                                      or equivalent)       equivalent
------------------------------------------------------------------------------------------------------------------------------------
Elfun Tax-Exempt Income
  Fund                          Yes          No            No          100% (maximum   10% BB or B by    None           Yes
                                                                   of 25% BBB by S&P   S&P or Ba or B
                                                                   or Baa by Moody's    by Moody's or
                                                                      or equivalent)       equivalent
------------------------------------------------------------------------------------------------------------------------------------
Elfun Diversified Fund          Yes          Yes           Yes         100% (maximum   10% BB or B by      20%*         Yes
                                                                   of 25% BBB by S&P   S&P or Ba or B
                                                                   or Baa by Moody's    by Moody's or
                                                                      or equivalent)       equivalent
------------------------------------------------------------------------------------------------------------------------------------
Elfun Money Market Fund         No           No            No                    100%            None      25%*         Yes
------------------------------------------------------------------------------------------------------------------------------------


*This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or Nasdaq Small Cap Market.

--------------------------------------------------------------------------------

                                                                        --------
                                                                              29

------------------------------------------------------------------------------------------------------------------------------------
                                                  DEBT                        SECURITIES             FLOATING AND   PARTICIPATION
                          LENDING                 OBLIGATIONS OF              OF OTHER    MUNICIPAL  VARIABLE RATE  INTERESTS IN
                          PORTFOLIO   RULE 144A   SUPRANATIONAL   DEPOSITARY  INVESTMENT  LEASES     INSTRUMENTS    MUNICIPAL
                          SECURITIES  SECURITIES  AGENCIES        RECEIPTS    FUNDS                                 OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
Elfun Trusts                 Yes          Yes           No             Yes        Yes          No            No            No
------------------------------------------------------------------------------------------------------------------------------------
Elfun International Equity
  Fund                       Yes          Yes           No             Yes        Yes          No            No*           No
------------------------------------------------------------------------------------------------------------------------------------
Elfun Income Fund            Yes          Yes           Yes            No         Yes          No            Yes           Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Tax-Exempt Income
  Fund                       Yes          Yes           No             No         No           Yes           Yes           Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Diversified Fund       Yes          Yes           Yes            Yes        Yes          Yes           Yes           Yes
------------------------------------------------------------------------------------------------------------------------------------
Elfun Money Market Fund      Yes          Yes           Yes            No         Yes          No            Yes           No
------------------------------------------------------------------------------------------------------------------------------------

* Excludes commercial paper and notes with variable and floating rates of interest.


------------------------------------------------------------------------------------------------------------------------------------
                                                         CUSTODIAL    MORTGAGE    GOVERNMENT
                                                         RECEIPTS ON  RELATED     STRIPPED    ASSET BACKED
                                            MUNICIPAL    MUNICIPAL    SECURITIES, MORTGAGE    SECURITIES AND    MORTGAGE SHORT SALES
                               ZERO COUPON  OBLIGATIONS  OBLIGATIONS  INCLUDING   RELATED     RECEIVABLE-BACKED DOLLAR   AGAINST
                               OBLIGATIONS  COMPONENTS                CMOs        SECURITIES  SECURITIES        ROLLS    THE BOX
------------------------------------------------------------------------------------------------------------------------------------
Elfun Trusts                        No            No           No         Yes          No          No              No          No
------------------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund     No            No           No         Yes          No          No              No          No
------------------------------------------------------------------------------------------------------------------------------------
Elfun Income Fund                   Yes           No           No         Yes          Yes         Yes             Yes         No
------------------------------------------------------------------------------------------------------------------------------------
Elfun Tax-Exempt Income Fund        Yes           Yes          Yes        Yes          No          No              No          No
------------------------------------------------------------------------------------------------------------------------------------
Elfun Diversified Fund              Yes           Yes          Yes        Yes          Yes         Yes             Yes         No
------------------------------------------------------------------------------------------------------------------------------------
Elfun Money Market Fund             No            No           No         Yes          No          Yes             No          Yes
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------
30  ELFUN FUNDS
    PROSPECTUS
    MORE ON STRATEGIES
    AND RISKS
    ----------------------------------------------------------------------------

MORE ON RISKS


Like all mutual funds, investing in the Elfun Funds involves risk factors and special considerations. A Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that an Elfun Fund will achieve its investment objective. Investing in units of a Fund should not be considered a complete investment program. The unit value of the Equity Funds, Income Funds and Asset Allocation Fund will rise and fall. Although the Elfun Money Market Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.


One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.


The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.



ASSET-BACKED SECURITIES RISK: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because ASSET-BACKED SECURITIES often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities.



CREDIT RISK: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some INVESTMENT-GRADE DEBT SECURITIES may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.



DERIVATIVE SECURITIES RISK: A Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values may involve DERIVATIVE SECURITIES and contracts. Derivative securities and contracts (securities and contracts whose values are based on other securities, currencies or indices) include option contracts (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, currency and interest rate swap contracts and structured securities.



DERIVATIVE SECURITIES and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, those derivatives could result in a loss if the counterparty to the transaction does not perform as

--------------------------------------------------------------------------------

                                                                        --------
                                                                              31

--------------------------------------------------------------------------------

promised. A Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.


EMERGING MARKETS RISK: Emerging market securities bear most FOREIGN EXPOSURE RISKS discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

FOREIGN EXPOSURE RISK: Investing in FOREIGN SECURITIES, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:


- CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Alternatively, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including DEPOSITARY RECEIPTS, also are subject to currency risk based on their related investments.


- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

- REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the

--------------------------------------------------------------------------------

----------------------
32  ELFUN FUNDS
    PROSPECTUS
    MORE ON STRATEGIES
    AND RISKS

    ----------------------------------------------------------------------------

security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.


MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other DEBT SECURITIES, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal securities typically is exempt from Federal income tax, however capital gains are subject to Federal tax. The municipal securities market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.


PREPAYMENT RISK: Prices and yields of MORTGAGE-BACKED SECURITIES assume the securities will be redeemed at a given time. When interest rates decline, MORTGAGE-BACKED SECURITIES experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid MORTGAGE-BACKED SECURITIES at lower rates, which results in a lower return for the Fund. When interest rates increase, MORTGAGE-BACKED SECURITIES experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK: A Fund entering into a REPURCHASE AGREEMENT may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A REVERSE REPURCHASE AGREEMENT involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK: RESTRICTED SECURITIES (including RULE 144A SECURITIES) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling RESTRICTED SECURITIES in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK: Stock market risk is the risk that the value of EQUITY SECURITIES may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when EQUITY SECURITIES in general are rising, or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular EQUITY SECURITY is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.


STYLE RISK: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.


- GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented

--------------------------------------------------------------------------------

                                                                        --------
                                                                              33

--------------------------------------------------------------------------------

funds will typically underperform when value investing is in favor.

- MID-CAP COMPANY RISK: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


- SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock prices could decline significantly.


- VALUE INVESTING RISKS: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds typically will underperform when growth investing is in favor.

OTHER RISK CONSIDERATIONS


EURO CONVERSION: The introduction of the EURO, a common currency in Europe, may result in uncertainties for European companies and markets. Individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion. Market disruptions may occur that could adversely affect the value of European securities and currencies.

--------------------------------------------------------------------------------

--------
34

--------------------------------------------------------------------------------






                      [This page intentionally left blank.]





--------------------------------------------------------------------------------

                                                                ----------------
ABOUT THE INVESTMENT                                             ELFUN FUNDS  35
ADVISER, DISTRIBUTOR                                             PROSPECTUS
AND SERVICING AGENT


--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR


GE Asset Management Incorporated (GE Asset Management) located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser.

As of March 31, 2002, GE Asset Management oversaw $112.0 billion and managed individual and institutional assets of $65.5 billion, of which more than $16.6 billion was invested in mutual funds.


The management and administration fee charged to the Funds by GE Asset Management is the reasonable cost, both direct and indirect, incurred by GE Asset Management in providing advisory and administration services. Direct and indirect costs incurred by GE Asset Management for a Fund are paid out of, or reimbursed to GE Asset Management from, gross income. These costs include: SEC fees, state Blue Sky notification fees, fees of custodians, transfer and dividend disbursing agents, industry association fees, external accounting, audit and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to unitholder services (including, without limitation, telephone and personnel expenses), costs of preparing and pricing unitholders' reports, prospectuses and statements of additional information and holding meetings, the direct and indirect cost of GE Asset Management personnel providing investment advisory and other services to the Fund. Some of these costs may be incurred directly by the Funds. While Trustees who are employees of GE serve as trustees without compensation, each Fund is required to reimburse GE Asset Management for the portion of the remuneration such persons receive from GE which is allocable to the time they spend on Fund matters in their capacity as GE Asset Management employees. In addition, the following cost and expenses will be incurred directly by a Fund: taxes, brokerage fees and expenses, interest on borrowings and extraordinary expenses.


FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUNDS PAID GE ASSET
MANAGEMENT THE FOLLOWING AMOUNTS AS A PERCENTAGE OF AVERAGE NET ASSETS FOR INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES:



Elfun Trusts                                                          0.10%
---------------------------------------------------------------------------
Elfun International Equity Fund                                       0.11%
---------------------------------------------------------------------------
Elfun Income Fund                                                     0.09%
---------------------------------------------------------------------------
Elfun Tax-Exempt Income Fund                                          0.10%
---------------------------------------------------------------------------
Elfun Diversified Fund                                                0.10%
---------------------------------------------------------------------------
Elfun Money Market Fund                                               0.09%
---------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTOR AND SERVICING AGENT


GE Investment Distributors, Inc. (GEID), serves as the Fund's distributor (Distributor) and unitholder servicing agent (Servicing Agent). As Servicing Agent, GEID is responsible for processing redemption requests, providing certain services that assist the Funds' transfer agent, and responding to unitholder inquiries. GEID is a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE. GEID does not receive any fee for acting as Distributor. GEID is reimbursed its reasonable costs incurred in performing its services as Servicing Agent.

--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUNDS PAID GEID THE FOLLOWING AMOUNTS AS A PERCENTAGE OF AVERAGE NET ASSETS FOR UNITHOLDER SERVICING:



Elfun Trusts                                                          0.02%
---------------------------------------------------------------------------
Elfun International Equity Fund                                       0.04%
---------------------------------------------------------------------------
Elfun Income Fund                                                     0.03%
---------------------------------------------------------------------------
Elfun Tax-Exempt Income Fund                                          0.01%
---------------------------------------------------------------------------
Elfun Diversified Fund                                                0.03%
---------------------------------------------------------------------------
Elfun Money Market Fund                                               0.02%
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------
36  ELFUN FUNDS
    PROSPECTUS
    ABOUT THE
    INVESTMENT
    ADVISER


    ----------------------------------------------------------------------------

ABOUT THE PORTFOLIO MANAGERS

DAVID B. CARLSON is a Senior Vice President of GE Asset Management. He is portfolio manager of ELFUN TRUSTS and manages domestic equity investments for ELFUN DIVERSIFIED FUND. He has served ELFUN TRUSTS as a portfolio manager since 1988 and has served ELFUN DIVERSIFIED FUND as a portfolio manager since 1992. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is Portfolio Manager of the ELFUN TAX-EXEMPT INCOME FUND and has served in that capacity since October 1, 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for ELFUN INTERNATIONAL EQUITY FUND and has served the Fund in a portfolio management capacity since 1991. He has also managed foreign investments of ELFUN DIVERSIFIED FUND since March 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for ELFUN INCOME FUND, and the fixed income investments for ELFUN DIVERSIFIED FUND. Mr. MacDougall has served in those capacities for the ELFUN INCOME FUND since 1986 and the ELFUN DIVERSIFIED FUND since its inception in 1987. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.



DONALD J. DUNCAN is a Vice President of GE Asset Management. He is portfolio manager for the ELFUN MONEY MARKET FUND and has served on the Fund's portfolio management team since 1992. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager-Short Term Securities in 1990 and Vice President-Money Markets in 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO INVEST                                           ELFUN FUNDS           37
                                                        PROSPECTUS

--------------------------------------------------------------------------------

HOW TO PURCHASE UNITS


WHO MAY PURCHASE UNITS


Units of any of the six Elfun Funds may be purchased or held by:
1. Regular or Senior members of the Elfun Society;
2. Employees of GE Asset Management with a minimum of one year of service ("GEAM employees");
3. GE Board members;
4. GE or its subsidiaries;
5. Surviving un-remarried spouses of Elfun Society members;
6. Immediate family members of Elfun Society members, GEAM employees, or GE Board members;
7. Trusts for sole benefit of (a) Elfun Society members, (b) GEAM employees, (c) GE Board members, or immediate family members of (a), (b), or (c);
8. Estate planning vehicles for benefit of lineal descendants (such as grandchildren and great-grandchildren) of Elfun Society members, GEAM employees, or GE Board members; and
9. Such others as the Trustees of the Funds may permit provided that their participation does not affect the Funds' status as "employees' securities companies" within the meaning of section(a)(13) of the Investment Company Act of 1940, as amended (the "1940 Act").

Regular members of the Elfun Society are selected from active employees of GE and/or its majority owned subsidiaries. Senior members are former members who have retired from those companies. Immediate family is defined as parent, spouse of parent, spouse, brother, sister, child, spouse of child, and grandchild (including blood, step, and adoptive relationships).

Units may be purchased in several ways. You may open an account and make an initial investment by mail and make subsequent investments by mail, bank wire, payroll deduction or electronic funds transfer, as described later in this section.


The Funds no longer issue physical certificates representing units in any Fund. Ownership of units is evidenced by Statements of Account representing units issued in book-entry form (book units).


The Funds and the Distributor may reject any purchase order or exchange request for any reason.

Excessive or short-term trading in Fund units may harm performance by compromising portfolio management strategies and increasing Fund expenses. Although there is no current limit on transactions in Fund units, the Funds or the Distributor may reject a purchase order and may terminate or restrict the exchange privilege of any investor, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds. The decision to reject a purchase order or exchange request may be based upon dollar amount and/or frequency of trading. The Funds or the Distributor may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed.

An individual or entity that purchases or holds units and is determined by the Funds, at any time, to be ineligible, will be required to redeem those units immediately and bear any associated transaction costs, market exposure risks, and tax consequences.

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

Initial Investment                               $500
--------------------------------------------------------------------------------
Subsequent Investments                           $100
--------------------------------------------------------------------------------

Subsequent minimums are reduced to $25 for Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice and will bear any associated transaction costs, market exposure risks, and tax consequences.

--------------------------------------------------------------------------------

--------------------
38  ELFUN FUNDS
    PROSPECTUS
    HOW TO INVEST


--------------------------------------------------------------------------------


OPENING AN ACCOUNT AND INVESTING BY MAIL


- Read this prospectus.
- If opening a new account, complete and sign the application. You may obtain an application by calling the Distributor at 1-800-242-0134.
- Send a check drawn on a U.S. bank in U.S. dollars payable to the specific Elfun Fund in which you want to invest. Third party checks, endorsed checks, credit card checks, starter checks, travelers cheques, cash, and money orders are not accepted by the Funds.
- If adding to an existing account, include your account number on the check.
- If a check used to open or add to an account does not clear, you may be assessed an additional change.

Mail to:
 Elfun Mutual Funds
 P.O. Box 219631
 Kansas City, MO 64121-9631

Overnight delivery:
 Elfun Mutual Funds
 c/o National Financial Data Services Inc.
 330 West 9th Street
 Kansas City, MO 64105

ONCE YOU HAVE OPENED AN ACCOUNT--YOU HAVE ADDITIONAL OPTION

BY WIRE


- You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.


Wire Address:
State Street Bank and Trust Company
ABA #0110-0002-8
DDA #9905-101-3

- Your financial institution may charge a fee for wire transactions.


- Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) are executed at that day's net asset value per unit. Wire orders received after the close of regular trading on the NYSE receive the next business day's price.


ELECTRONIC FUNDS TRANSFER

- You may transfer money between your checking account and your Fund account by electronic funds transfer if you have enabled this feature. Your checking account must be at an Automated Clearing House (ACH) member.
- Most transfers are completed within three business days of your request.
- Prior to your first transfer, call us at 1-800-242-0134 to confirm that electronic transfer has been enabled on your account.

DIRECT DEPOSIT OR PAYROLL DEDUCTION

- You may invest automatically with money deducted from your federal pay check, Social Security check, GE employee payroll check, or your company's payroll savings plan.
- To make arrangements, please contact us at 1-800-242-0134.
- For payroll deductions, GE employees will be required to complete an Elfun Funds' Payroll Deduction Authorization Form and others will be required to contact their employers.
- Account statements will be sent quarterly.
- You may elect to modify or terminate your participation in the Direct Deposit or Payroll Deduction programs by notifying the Elfun Mutual Funds in writing.
- The Funds may modify or terminate this feature at any time upon notice to you.

AUTOMATIC INVESTMENT PLAN

- You may have funds transferred directly from your bank account each month. Call 1-800-242-0134 to make arrangements.
- Money transferred in this way will not be available from your Fund account for ten business days.
- If an automatic investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.
- The Funds may modify or terminate this feature at any time upon notice to you.

RETIREMENT ACCOUNTS


Units of the Funds, other than the Elfun Tax-Exempt Income Fund, are available for purchase by an Elfun Traditional or Roth Individual Retirement Account (Elfun IRAs). An Elfun IRA application and further details about Elfun IRA plans are available from the Distributor

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

                                                                        --------
                                                                              39

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HOW TO
REDEEM
UNITS

REDEMPTION OF UNITS IN GENERAL

You may take money out of your account by redeeming (selling) some or all of your units.

BY MAIL

Send a signed written request, stating the number of units or dollar amount you want to sell. The written request also must identify the specific Elfun Fund and the account number from which units are to be redeemed. Your signature(s) must appear exactly as on the account registration.

Each signature must be signature guaranteed for any redemption:
- exceeding $50,000;
- mailed to a different address from that on record;
- paid to someone else;
- wired to a financial institution (other than the bank of record); or
- mailed to an address that has been changed within the last 30 days.

Mail to:
 Elfun Mutual Funds
 P.O. Box 219631
 Kansas City, MO 64121-9631

Overnight Delivery:
 Elfun Mutual Funds
 c/o National Financial Data Services Inc.
 330 West 9th Street
 Kansas City, MO 64105

BY WEBSITE

Go to www.gefn.com/mutualfunds/elfun, and follow the instructions under Account Access.

BY TELEPHONE

- Units may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds' automated Voice Response system or by an agent during business hours.
- Proceeds may be paid by check or wire.
- The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered unitholders.
- Call 1-800-242-0134.

BY WIRE

- You may redeem your units by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.
- Minimum wire amount is $1,000.
- Call 1-800-242-0134.
- A $10 fee per wire will be charged to your account.
- Before we can process your wire redemption, we must have received proper wire instructions. You may provide wire instructions at initial account setup or subsequently. To provide wire instructions after initial account set up, send a written request, signed by each unitholder with a signature guarantee to:

 Elfun Mutual Funds
 P.O. Box 219631
 Kansas City, MO 64121-9631

--------------------------------------------------------------------------------

---------------------
40  ELFUN FUNDS
    PROSPECTUS
    HOW TO INVEST


    ----------------------------------------------------------------------------


BY SYSTEMATIC WITHDRAWAL PLAN


You may select a specific amount to be redeemed from your account on a regular basis.
- Your account balance must be at least $10,000.
- Minimum of $50 per withdrawal.
- You may sell units monthly or quarterly.
- You will receive written confirmation of transactions quarterly (except the Elfun Money Market Fund which provides a written confirmation monthly).
- Further information may be obtained by calling 1-800-242-0134.

CHECKWRITING


Checkwriting privileges may be elected at no cost by unitholders of Elfun Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem units in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the units in a unitholder's account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge. Further information may be obtained by calling 1-800-242-0134.


SPECIAL CONSIDERATIONS FOR SELLING UNITS

- If you have purchased units of a Fund by personal check, redemption of these units can only be processed after your check is cleared by your bank. This could take up to 15 days or more.
- If your account balance falls below $500, the Transfer Agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your units and mail the proceeds to you, in which case you will bear any transaction costs, market exposure risks, and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit or Payroll Deduction accounts, and Automatic Investment Plan accounts.
- Normally, redemption requests are processed by the next business day, but may take up to seven business days if making immediate payment would adversely affect the Fund.
- Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.
- Book units may be redeemed by telephone or mail. Units represented by certificates should be mailed to the Elfun Funds for deposit into book units.

REDEMPTIONS IN KIND

Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing unitholders. Therefore, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those portfolio securities through a broker and may incur transaction costs when you sell them.

WHEN WE RECEIVE YOUR TRANSACTION REQUEST

- Purchase and redemption requests received in good order will be executed at the net asset value per unit next calculated after receipt of transaction instructions (in the case of redemptions, less any redemption fee as the Trustees may prescribe).
- Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV normally is calculated as of the close of the NYSE. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
- For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.
- You may initiate certain transactions (such as redemptions) by telephone if you have completed and returned a telephone transaction form. The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

--------------------------------------------------------------------------------

                                                                        --------
                                                                              41
--------------------------------------------------------------------------------
HOW TO
EXCHANGE
UNITS

--------------------------------------------------------------------------------

You can exchange units of one Elfun Fund for units of another Elfun Fund. An exchange is a sale and purchase of units for tax purposes. You may have a taxable gain or loss when you exchange your units. To exchange units:

- by telephone, call 1-800-242-0134.
- by mail, send your written request to us at the address below.

Mail to:
 Elfun Mutual Funds
 P.O. Box 219631
 Kansas City, MO 64121-9631

Overnight Delivery:
 Elfun Mutual Funds
 c/o National Financial Data Services Inc.
 330 West 9th Street
 Kansas City, MO 64105

- by website, go to www.gefn.com/mutualfunds/elfun, and follow the instructions under Account Access.

You should review the description of the Fund that you wish to purchase.

--------------------------------------------------------------------------------

-----------------------------------------------------
42  ELFUN FUNDS                         DIVIDENDS,
    PROSPECTUS                          CAPITAL GAINS
                                        AND OTHER TAX
                                        INFORMATION

    ----------------------------------------------------------------------------

Unless you instruct a Fund to mail dividends from net investment income and net capital gains to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends.

Each Fund may be subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and net capital gains more frequently.

--------------------------------------------------------------------------------
FUND                                         DISTRIBUTION SCHEDULE
--------------------------------------------------------------------------------

                                     -Dividends typically are declared and paid
Elfun Trusts                         annually.

Elfun International Equity Fund      -Short-term and long-term capital gains,
                                     if any, typically are declared and paid
Elfun Diversified Fund               annually
--------------------------------------------------------------------------------

Elfun Tax-Exempt Income Fund         - Dividends are declared daily and paid
Elfun Income Fund                    monthly.

Elfun Money Market Fund*             - Short-term and long-term capital gains,
                                     if any, are declared and paid annually.

*All expenses of the Elfun Money Market Fund are accrued daily and deducted before declaration of dividends to unitholders.

--------------------------------------------------------------------------------

                                                                        --------
                                                                              43

--------------------------------------------------------------------------------

TAXES

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.


Except for investments in tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gains rates, regardless of how long you have owned your units. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.


--------------------------------------------------------------------------------
DISTRIBUTIONS FROM ELFUN TAX-EXEMPT INCOME FUND


In general, income from the Elfun Tax-Exempt Income Fund is exempt from Federal income tax but may be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to Federal and state income taxes. Moreover, some dividends may be subject to Federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.


FOREIGN TAXES OF CERTAIN ELFUN FUNDS

Foreign governments may impose taxes on a Fund's investments, and these taxes generally will reduce the Fund's distributions. An eligible Fund may elect to pass through to its unitholders foreign taxes paid from its investments meeting certain holding period requirements. If you meet certain holding period requirements with respect to your Fund units, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

TAX STATEMENT

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

--------------------------------------------------------------------------------
BACKUP WITHHOLDING


If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 30% of most Fund distributions.

--------------------------------------------------------------------------------

---------------------------------------------------------
44  ELFUN FUNDS                            CALCULATING
    PROSPECTUS                             UNIT VALUE

    ----------------------------------------------------------------------------


Fund units are sold at net asset value (NAV). The NAV of each Fund is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per unit for Funds (other than the Elfun Money Market Fund) is determined by adding the value of the Fund's investments, cash, and other assets attributable to that Fund, subtracting its liabilities, and then dividing the result by the number of that Fund's outstanding units.

A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. The prices are composed of the average of the bid and ask prices on the secondary market. All portfolio securities of Elfun Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Fund's written or purchased options are generally valued at the last sales price, or if no sales occurred on that day, at the last traded bid price. A Fund's NAV may change on days when unitholders will not be able to purchase or redeem the Fund's units.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of the security's primary market, the security may be valued by using procedures approved by a Fund's Board of Trustees that it believes accurately reflects "fair value." Security values may differ depending on the valuation procedures used to determine value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL                                                 ELFUN FUNDS         45
HIGHLIGHTS                                                PROSPECTUS

--------------------------------------------------------------------------------


The financial highlights tables that follow are intended to help you under-stand a Fund's financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request.

--------------------------------------------------------------------------------

-------------------
46  ELFUN FUNDS
    PROSPECTUS
    FINANCIAL
    HIGHLIGHTS

    ----------------------------------------------------------------------------

ELFUN TRUSTS


YEARS ENDED DECEMBER 31                                            2001          2000         1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $     67.52   $     69.81   $     62.58   $     55.81   $     46.46
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                                       0.50          0.66          0.63          0.83          0.75
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments         (4.53)         3.43         11.64         11.93         13.48
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (4.03)         4.09         12.27         12.76         14.23
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends (from net investment income)                             0.50          0.66          0.62          0.83          0.74
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                                 2.80          5.72          4.42          5.16          4.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   3.30          6.38          5.04          5.99          4.88

NET ASSET VALUE, END OF YEAR                                   $     60.19   $     67.52   $     69.81   $     62.58   $     55.81
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                                    (5.98)%         5.89%        19.74%        22.94%        30.86%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                    $ 2,552,776   $ 2,792,861   $ 2,758,535   $ 2,368,878   $ 1,981,395
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
     Net Investment Income                                            0.79%         0.92%         0.91%         1.35%         1.39%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.16%         0.10%         0.12%         0.12%         0.09%
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                               9%           12%           11%           15%           16%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ELFUN
INTERNATIONAL
EQUITY FUND


YEARS ENDED DECEMBER 31                                           2001          2000          1999           1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $     18.68   $     24.32   $     19.60   $     17.00   $     17.67
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                       0.30          0.37          0.26          0.26          0.22
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments         (3.87)        (2.61)         7.30          2.69          1.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (3.57)        (2.24)         7.56          2.95          1.48
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends (from net investment income)                             0.27          0.34          0.23          0.22          0.17
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                                 0.02          3.06          2.61          0.13          1.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   0.29          3.40          2.84          0.35          2.15
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                        $14.82   $     18.68   $     24.32   $     19.60   $     17.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                                    (19.07)%       (8.97)%       38.90%        17.36%         8.47%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                    $   194,306   $   269,486   $   292,334   $   207,466   $   193,492
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            1.74%         1.55%         1.22%         1.32%         1.17%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.26%         0.15%         0.20%         0.31%         0.24%
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                              53%           59%           67%           54%           83%
----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

--------------------------------------------------------------------------------

                                                                        --------
                                                                              47

--------------------------------------------------------------------------------

ELFUN INCOME
FUND


YEARS ENDED DECEMBER 31                                            2001         2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $     11.10   $     10.72   $     11.56   $     11.61   $     11.32
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income                                              0.68          0.74          0.73          0.72          0.75
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments          0.18          0.40         (0.80)         0.24          0.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                        0.86          1.14         (0.07)         0.96          1.04
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends (from net investment income)                             0.69          0.76          0.73          0.75          0.75
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                                   --            --          0.04          0.26            --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   0.69          0.76          0.77          1.01          0.75
-----------------------------------------------------------------------------------------------------------------------   -------

NET ASSET VALUE, END OF YEAR                                   $     11.27   $     11.10   $     10.72   $     11.56   $     11.61
-----------------------------------------------------------------------------------------------------------------------   -------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                                      7.97%        11.11%       (0.62)%         8.49%         9.58%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
   Net Assets, End of Period (in thousands)                    $   336,747   $   285,477   $   267,981   $   274,082   $   230,963
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
     Net Investment Income                                            5.94%         6.83%         6.55%         6.12%         6.56%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.19%         0.16%         0.18%         0.22%         0.20%
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                             238%          221%          211%          216%          222%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ELFUN TAX-
EXEMPT INCOME
FUND


YEARS ENDED DECEMBER 31                                           2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $     11.68   $     10.98   $     11.98   $     11.93   $     11.61
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income                                              0.60          0.62          0.61          0.62          0.65
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments         (0.06)         0.70         (0.96)         0.10          0.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                        0.54          1.32         (0.35)         0.72          1.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends (from net investment income)                             0.60          0.62          0.61          0.62          0.65
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                                 0.02            --          0.04          0.05          0.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   0.62          0.62          0.65          0.67          0.76
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                   $     11.60   $     11.68   $     10.98   $     11.98   $     11.93
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                                                      4.70%        12.37%        (3.01)%        6.21%         9.59%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                    $ 1,590,697   $ 1,548,384   $ 1,365,181   $ 1,486,373   $ 1,394,734
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            5.13%         5.47%         5.31%         5.18%         5.52%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.14%         0.09%         0.14%         0.10%         0.10%
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                              22%           22%           24%           18%           28%
----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights

--------------------------------------------------------------------------------

-------------------
48  ELFUN FUNDS
    PROSPECTUS
    FINANCIAL
    HIGHLIGHTS

    ----------------------------------------------------------------------------

ELFUN DIVERSIFIED
FUND


YEARS ENDED DECEMBER 31                                            2001         2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $     20.01   $     21.12   $     20.18   $     19.16   $     17.27
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                                       0.56          0.69          0.60          0.61          0.56
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains (Losses) on Investments         (1.10)         0.45          2.22          2.66          2.64
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       (0.54)         1.14          2.82          3.27          3.20
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends (from net investment income)                             0.57          0.70          0.59          0.60          0.56
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                                 0.51          1.55          1.29          1.65          0.75
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   1.08          2.25          1.88          2.25          1.31
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                   $     18.39   $     20.01   $     21.12   $     20.18   $     19.16
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                                                     (2.73)%        5.46%        14.04%        17.14%        18.58%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                    $   212,490   $   217,074   $   208,128   $   177,582   $   143,808
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            2.92%         3.18%         2.83%         3.00%         3.11%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.21%         0.15%         0.20%         0.25%         0.22%
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                             109%          105%           98%          126%          100%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ELFUN MONEY
MARKET FUND


YEARS ENDED DECEMBER 31                                           2001         2000           1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                                       0.04          0.06          0.05          0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                        0.04          0.06          0.05          0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends (from net investment income)                             0.04          0.06          0.05          0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                   0.04          0.06          0.05          0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                                   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                                                      4.16%         6.40%         5.11%         5.39%         5.45%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                    $   383,171   $   349,735   $   286,992   $   203,920   $   167,385
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                            4.05%         6.20%         4.91%         5.21%         5.27%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                         0.17%         0.17%         0.19%         0.25%         0.24%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO
FINANCIAL
HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------

    ELFUN FUNDS
    PROSPECTUS

    ----------------------------------------------------------------------------
IF YOU WISH TO KNOW MORE

YOU WILL FIND ADDITIONAL INFORMATION ABOUT THE ELFUN FUNDS IN THE FOLLOWING
DOCUMENTS:

ANNUAL REPORT TO UNITHOLDERS: This report details the Funds' actual investments as of the report date. The report usually includes performance numbers and a discussion of market conditions and investment strategies that affected Fund performance during the Funds' last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information about the Funds. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

--------------------------------------------------------------------------------

ELFUN FUNDS

YOU MAY OBTAIN A FREE COPY OF THE SAI OR THE FUNDS' ANNUAL REPORT AND MAKE INQUIRIES BY CONTACTING:

Elfun Mutual Funds
3003 Summer Street
P.O. Box 120065
Stamford, CT 06912-0074

TELEPHONE: 1-800-242-0134

WEBSITE: http://www.gefn.com/mutualfunds/elfun

--------------------------------------------------------------------------------

INVESTMENT ADVISER

GE Asset Management Incorporated
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904

--------------------------------------------------------------------------------

TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

--------------------------------------------------------------------------------

DISTRIBUTOR AND SERVICING AGENT

GE Investment Distributors, Inc.
Member NASD/SIPC

Investment Company Act file numbers:
Elfun Trusts: 811-00483
Elfun International Equity Fund: 811-05216
Elfun Income Fund: 811-03866
Elfun Tax-Exempt Income Fund: 811-02735
Elfun Diversified Fund: 811-05324
Elfun Money Market Fund: 811-05904
--------------------------------------------------------------------------------
ELF-1

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2002


ELFUN FUNDS
3003 Summer Street, Stamford, Connecticut 06905
For information, call 1-800-242-0134 or 203-326-4040

-    Elfun Trusts                            -    Elfun Tax-Exempt Income Fund
-    Elfun International Equity Fund         -    Elfun Income Fund
-    Elfun Diversified Fund                  -    Elfun Money Market Fund

                                    CONTENTS


                                                                           PAGE
INVESTMENT STRATEGIES AND RISKS                                              2
INVESTMENT RESTRICTIONS                                                     30
PORTFOLIO TRANSACTIONS AND TURNOVER                                         36
WHO MAY OWN FUND UNITS                                                      39
MANAGEMENT OF THE FUNDS                                                     40
PURCHASE, REDEMPTION AND EXCHANGE OF UNITS                                  47
NET ASSET VALUE                                                             52
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          54
THE FUNDS' PERFORMANCE                                                      58
PRINCIPAL UNITHOLDERS                                                       63
FUND HISTORY AND ADDITIONAL INFORMATION                                     63
FINANCIAL STATEMENTS                                                        64
APPENDIX                                                                   A-1



          This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of Elfun Funds dated April 30, 2002 (the "Prospectus") and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each Trust listed above (each a "Fund," collectively the "Funds") may be obtained without charge by calling the Funds at the telephone number listed above. The Funds' financial statements for the fiscal year ended December 31, 2001 and the Independent Auditor's Report thereon are incorporated by reference to the Funds' Annual Report, which may be obtained without charge by calling the Funds at the telephone number listed above. Information regarding the status of unit-holder accounts may be obtained by calling the Funds at the telephone number listed above or by writing to the Funds at P.O. Box 120074, Stamford, CT 06912-0074. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

                         INVESTMENT STRATEGIES AND RISKS

          The Prospectus discusses the investment objectives and policies of the following six managed investment funds: Elfun Trusts, Elfun International Equity Fund (the "International Fund" and formerly named the "Elfun Global Fund"), Elfun Income Fund (the "Income Fund"), Elfun Tax-Exempt Income Fund (the "Tax-Exempt Fund"), Elfun Diversified Fund (the "Diversified Fund") and Elfun Money Market Fund (the "Money Market Fund").

          ELFUN TRUSTS. The investment objective of the Elfun Trusts is long-term growth of capital and future income rather than current income, which objective the Fund seeks to achieve through investment primarily in equity securities issued by U.S. and foreign issuers. In pursuing its objective, the Fund, under normal market conditions, will invest a majority of its assets in equity securities.


          INTERNATIONAL FUND. The investment objective of the International Fund is long-term growth of capital and future income, which the Fund seeks to achieve by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. In seeking its objective, the Fund invests primarily in a portfolio of securities issued by companies located in developed and developing countries throughout the world, including the United States. During normal market conditions, at least 65% of the Fund's assets are invested in no fewer than three different countries.

          INCOME FUND. The investment objective of the Income Fund is high level of income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund. In seeking to achieve this objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment.

          TAX-EXEMPT FUND. The investment objective of the Tax-Exempt Fund is high level of current interest income exempt from Federal income taxation as is consistent with prudent investment management and the preservation of capital. The Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from Federal personal income taxes and the Federal alternative minimum tax. This percentage limitation is measured at the time of investment. Under normal conditions, the Fund may hold a portion of its total assets in cash or money market instruments, including taxable money market instruments.


          DIVERSIFIED FUND. The investment objective of the Diversified Fund is the highest total return consistent with prudent investment management and the preservation of capital. In seeking its objective, the Fund follows an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

          GE Asset Management Incorporated ("GEAM") has broad latitude in selecting the classes of investments to which the Fund's assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.


          MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) Government Securities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.


                                   ***********

          Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies are discussed below. Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. Unless otherwise indicated, all Funds are permitted to engage in the following strategies or techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.


                                                                                                            MONEY
                                  ELFUN     INTERNATIONAL       INCOME      TAX-EXEMPT    DIVERSIFIED      MARKET
                                  TRUSTS         FUND            FUND          FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------
Temporary Borrowing               33 1/3        33 1/3          33 1/3        33 1/3*        33 1/3         33 1/3
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements              Yes            Yes            Yes            Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements       No             No             No             No             No           Yes
------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid
Securities                         Yes            Yes            Yes            Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Structured and Indexed
Securities                          No             No            Yes             No            Yes            No
------------------------------------------------------------------------------------------------------------------
Purchasing and Writing
Securities Options                 Yes            Yes            Yes            Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Purchasing and Writing
Securities Index Options           Yes            Yes            Yes            Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Futures and Options on Futures     Yes            Yes            Yes            Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Forward Currency Transactions       No            Yes            Yes             No            Yes            No
------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies       No            Yes            Yes             No            Yes            No
------------------------------------------------------------------------------------------------------------------
Maximum Investment in Debt
Securities                         35%            20%            100%          100%           100%           100%
                                                             (maximum of   (maximum of    (maximum of
                                                              25% BBB by    25% BBB by     25% BBB by
                                                              S&P or Baa    S&P or Baa     S&P or Baa
                                                              by Moody's    by Moody's     by Moody's
                                                                  or            or             or
                                                              equivalent    equivalent     equivalent
------------------------------------------------------------------------------------------------------------------
Maximum Investment in High
Yield Securities                    5%           None        10% BB or B    10% BB or B    10% BB or B       None
                                                              by S&P or    by S&P or Ba   by S&P or Ba
                                                              Ba or B by      or B by        or B by
                                                               Moody's       Moody's        Moody's
                                                                 or            or             or
                                                              equivalent    equivalent     equivalent
------------------------------------------------------------------------------------------------------------------
Maximum Investment in Foreign
Securities                         35%**         100%             35%**        None            20%**          25%**
------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed
Delivery Securities                Yes            Yes            Yes            Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities       Yes            Yes            Yes            Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Rule 144A Securities               Yes            Yes            Yes            Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------

                                        4

                                                                                                            MONEY
                                  ELFUN     INTERNATIONAL       INCOME      TAX-EXEMPT    DIVERSIFIED       MARKET
                                  TRUSTS         FUND            FUND          FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------
Debt Obligations of
Supranational Agencies              No            No             Yes            No            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Depositary Receipts                Yes           Yes              No            No            Yes            No
------------------------------------------------------------------------------------------------------------------
Securities of Other
Investment Funds                   Yes           Yes             Yes            No            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Municipal Leases                    No            No              No           Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Floating and Variable Rate
Instruments                         No            No***          Yes           Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Participation Interests in
Municipal Obligations               No            No             Yes           Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Zero Coupon Obligations             No            No             Yes           Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Municipal Obligations
Components                          No            No              No           Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Custodial Receipts on
Municpal Obligations                No            No              No           Yes            Yes            No
------------------------------------------------------------------------------------------------------------------
Mortgage Related Securities,
including CMOs                     Yes           Yes             Yes           Yes            Yes           Yes
------------------------------------------------------------------------------------------------------------------
Government Stripped Mortgage
Related Securities                  No            No             Yes            No            Yes            No
------------------------------------------------------------------------------------------------------------------
Asset Backed Securities and
Receivable-Backed Securities        No            No             Yes            No            Yes            No
------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls               No            No             Yes            No            Yes            No
------------------------------------------------------------------------------------------------------------------
Short Sales Against the Box         No            No              No            No             No           Yes
------------------------------------------------------------------------------------------------------------------


* The Elfun Tax-Exempt Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets.

**   This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the NASDAQ National Market or NASDAQ Small Cap Market.

*** Excludes commercial paper and notes with variable and floating rates of interest.

STRATEGIES AVAILABLE TO ALL FUNDS

          MONEY MARKET INSTRUMENTS. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the "Investment Fund"), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

          Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through
(vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The Income Fund and the Tax-Exempt Fund are authorized to invest up to 25% of their assets in the Investment Fund; Elfun Trusts, the Diversified Fund and the International Fund may invest up to 5% of their assets in the Investment Fund.


          Each of the Funds may invest in the following types of Government Securities; debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation ("FDIC"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government, only if GEAM, as the Fund's investment adviser, determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.


          Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Elfun Trusts, the International Fund and the Tax-Exempt Fund may invest in these instruments only if they are rated AAA or AA by

Standard & Poors Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") or Aaa or Aa by Moody's Investor's Service, Inc. ("Moody's") or have received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, are deemed by GEAM to be of equivalent quality. The Diversified Fund and the Income Fund may invest in such money market instruments if they are rated no lower than B by S&P or Moody's or have received an equivalent rating from another NRSRO, or, if unrated, are deemed by GEAM to be of equivalent quality. Commercial paper held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix.

          LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed, in the case of the Tax-Exempt Fund, the Income Fund and the Money Market Fund, 33-1/3% of the Fund's net assets, or, in the case of Elfun Trusts, the International Fund or the Diversified Fund, 30% of the Fund's net assets taken at value. The Funds' loans of securities will be collateralized by cash, letters of credit or Government Securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. When the Funds lend portfolio securities they charge interest at reasonable rates and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.


          If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees (the "Board") must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder".


          TEMPORARY DEFENSIVE POSITIONS. During periods when GEAM believes there are unstable market, economic, political or currency conditions domestically or abroad, GEAM may assume, on behalf of a Fund, a temporary defensive posture and
(i) without limitation hold cash and/or invest in money market instruments, or
(ii) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by GEAM to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.

          BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

          A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

          DEBT INSTRUMENTS. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          RATINGS AS INVESTMENT CRITERIA. The ratings of NRSROs such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by GEAM as initial criteria for the selection of portfolio securities on behalf of the Funds, GEAM also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund,

GEAM will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Fund's Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.


          CERTAIN INVESTMENT-GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.


          RULE 144A SECURITIES. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEAM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEAM cannot predict how this market will develop.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Fund's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

          Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

          When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STRATEGIES AVAILABLE TO SOME BUT NOT ALL FUNDS


          BELOW INVESTMENT-GRADE DEBT SECURITIES. Certain Funds are authorized to invest in securities rated lower than investment-grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "below-investment grade" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

          The market values of certain below-investment grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below-investment grade securities generally present a higher degree of credit risk. Issuers of below-investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below-investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below-investment grade securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.


          REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by GEAM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEAM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

          The Money Market Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Money Market Fund will use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Fund's custodian or designated sub-custodian.

          A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

          A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


          RESTRICTED AND OTHER ILLIQUID SECURITIES. The Tax-Exempt Fund and the Money Market Fund may each invest up to 5% of its assets in non-publicly traded securities. Elfun Trusts, the International Fund, the Diversified Fund and the Income Fund may each invest up to 10% of its assets in such securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities, that have been determined to be liquid by each Fund's Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may invest up to 10% of its assets in "illiquid securities." The Money Market Fund may not, under any circumstance, invest in illiquid securities. In no event, however, will any Fund's investments in illiquid and non-publicly traded securities, in the aggregate, exceed 10% of its assets (5% in the case of the Tax-Exempt Fund). Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEAM has determined are not liquid under guidelines established by the Fund's Board of Trustees. In addition, securities which, if sold, might position the Income Fund or the Tax-Exempt Fund as an underwriter under the Securities Act of 1933, as amended will be deemed to be illiquid.

          Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEAM deems representative of their value, the value of the Fund's net assets could be adversely affected.


          FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

          DEPOSITARY RECEIPTS. Elfun Trusts, the Diversified Fund and the International Fund may each invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

          CURRENCY EXCHANGE RATES. A Fund's unit value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

          DEVELOPING COUNTRIES. Each Fund other than the Tax-Exempt Fund may invest in securities issued by companies located in developing countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SECURITIES OF OTHER INVESTMENT COMPANIES. Elfun Trusts, the International Fund, the Income Fund and the Diversified Fund may each invest in investment funds that invest principally in securities in which the Fund is authorized to invest. The Money Market Fund may invest only in other money market funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund may hold securities of another investment company in amounts which
(a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund, created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM is not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund's unit-holders will incur certain duplicative fees and expenses, including investment advisory fees.

          COVERED OPTION WRITING. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

          The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if, at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Fund's custodian or a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Fund's custodian or a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian or a designated sub-custodian).

          The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

          So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEAM expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

          A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

          No assurance can be given that a Fund will be able to affect closing purchase transactions at a desired time. The ability of a Fund to engage in closing purchase transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

          Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

          A Fund will engage in hedging transactions only when deemed advisable by GEAM. Successful use by a Fund of options will depend on GEAM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          SECURITIES INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Fund's portfolio. The Funds with such option-writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

          A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

          A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

          A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange, which is accomplished by purchasing an option of the same series as the option previously written, or it may allow the option to expire unexercised.

          The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. As a result, successful use by a Fund of options on stock indices will be subject to GEAM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual stocks.

          Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEAM desires that a Fund engage in such a transaction.

          FUTURES AND RELATED OPTIONS. Each Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts and options on financial futures contracts, securities (limited to debt securities in the case of the Tax-Exempt Fund) and, in the case of the Diversified Fund, interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

          An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

          A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

          No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Fund's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

          Although the Funds intend to enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

          If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

          An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

          The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, GEAM anticipates that the Tax-Exempt Fund will invest in these instruments only in unusual circumstances, such as when the GEAM anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          FORWARD CURRENCY TRANSACTIONS. The Income Fund, the International Fund and the Diversified Fund may each hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Fund will enter into forward currency transactions for speculative purposes.

          Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Fund's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

          Upon maturity of a forward currency contract, a Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

          In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEAM. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

          The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

          In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEAM's special skills and experience with respect to those instruments and will usually depend upon GEAM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

          The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEAM cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

          OPTIONS ON FOREIGN CURRENCIES. The Income Fund, the International Fund and the Diversified Fund may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option-writing authority write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or in the over-the-counter market. Premiums paid on a Fund's options on foreign currencies will be limited to 5% of the value of the Fund's total assets.

          Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

          Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

          WARRANTS. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

          SUPRANATIONAL AGENCIES. The Income Fund, the Diversified Fund and the Money Market Fund may each invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

          MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. GEAM will not review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

          Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

          Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. GEAM can not predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, GEAM can not predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. If any such laws are enacted that would reduce the availability of Municipal Obligation for investment by the Tax-Exempt Fund so as to affect the Fund's unit-holders adversely, the Fund will reevaluate its investment objective and policies and might submit possible changes in its structure to its unit-holders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Tax-Exempt Fund would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

          The Diversified Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

          MUNICIPAL LEASES. Among the Municipal Obligations in which the Tax-Exempt Fund and the Diversified Fund may invest are municipal leases. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase or conditional sales contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets.

          Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation.

          These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

          Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by GEAM to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if GEAM determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

          Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that GEAM deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

          To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

          MUNICIPAL OBLIGATION COMPONENTS. The Tax-Exempt Fund and the Diversified Fund may each invest in Municipal Obligations the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

          CUSTODIAL RECEIPTS. The Tax-Exempt Fund and the Diversified Fund may each acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

          FLOATING AND VARIABLE RATE INSTRUMENTS. The Tax-Exempt Fund, the Income Fund, the Diversified Fund and the Money Market Fund may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process.

The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

          The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

          Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

          The Tax-Exempt Fund, the Income Fund, the Diversified Fund and the Money Market Fund may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEAM for the purchase of Municipal Obligations. GEAM considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

          PARTICIPATION INTERESTS. The Tax Exempt Fund, the Income Fund and the Diversified Fund may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The

Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of their investment portfolios. A Fund will invest no more than 5% of the value of its total assets in participation interests.

          ZERO COUPON OBLIGATIONS. The Tax-Exempt Fund, the Income Fund and the Diversified Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          The Tax-Exempt Fund, the Income Fund and the Diversified Fund may each invest up to 10% of its assets in zero coupon debt obligations. Zero coupon debt obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

          INDEXED SECURITIES. The Diversified Fund and the Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

          MORTGAGE RELATED SECURITIES. The mortgage related securities in which the Income Fund and the Diversified Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.


          Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pools for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Fund or the Diversified Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Fund or the Diversified Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

          Adjustable Rate Mortgages ("ARMs") have interest rates that reset at periodic intervals, thereby allowing the Income Fund and the Diversified Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Fund or the Diversified Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Income Fund nor the Diversified Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the net asset value of the Income Fund or the Diversified Fund may fluctuate more than if it did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of ARMs will slightly lag behind changes in market rates, creating the potential for some principal loss for unit-holders who redeem their Units of the Income Fund or the Diversified Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

          Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund or the Diversified Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

          The average maturity of pass-through pools of mortgage related securities in which the Income Fund and the Diversified Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.


          Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.


          Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. GEAM assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Diversified Fund and the Income Fund.

          Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgement of GEAM, the Income Fund and the Diversified Fund will limit their investments in these securities, together with other illiquid instruments, to not more than 10% of the value of the net assets of each Fund.


          GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. The Income Fund and the Diversified Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Fund and the Diversified Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEAM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Fund or the Diversified Fund.

          Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds' not fully recovering their initial investment in an interest-only government stripped mortgage related security. Under current market conditions, these Funds expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by a Fund's Board, each Fund treats government stripped mortgage related securities as illiquid and will limit each of these Funds' investments in these securities, together with other illiquid investments, to not more than 10% of the net assets of each Fund.


          ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Income Fund and the Diversified Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARs(SM)") and interests in pools of credit card receivables. CARs(SM) represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

          An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds' investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

          WEBS AND OTHER INDEX-RELATED SECURITIES. The Diversified Fund may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. The Diversified Fund may also invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

          MORTGAGE DOLLAR ROLLS. With respect to 25% of total assets, the Diversified Fund and the Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEAM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

          For financial reporting and tax purposes, the Income Fund and the Diversified Fund propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

          SHORT SALES AGAINST THE BOX. The Money Market Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

          BORROWING FOR LONG-TERM OR LEVERAGING PURPOSES. The Tax-Exempt Fund may borrow, in an amount not to exceed 10% of the value of its total assets for long-term or leveraging purposes. The Tax-Exempt Fund may leverage its investments by purchasing securities with borrowed money. In leveraging its investments, the Tax-Exempt Fund will borrow money only from banks. Borrowing money to purchase securities will increase the Tax-Exempt Fund's exposure to capital risk and higher current expenses. Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds the interest paid on the amount borrowed would cause the Tax-Exempt Fund's net asset value per Unit to increase faster than would otherwise be the case. There can be no assurance that the Tax-Exempt Fund will be able to realize a higher return on its investment portfolio than the then-current interest rate on borrowed money. If the Tax-Exempt Fund's current investment income were not sufficient to meet interest costs on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Fund's Units.

                             INVESTMENT RESTRICTIONS


          The following policies and limitations supplement those described in the Prospectus and this SAI. Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions numbered 1 through 18 below have been adopted by the Funds as fundamental policies. Investment restrictions 19 through 32 are not fundamental policies and may be changed by a vote of a Fund's Board of Trustees at any time.


          1. Investment in the Securities of any one Issuer. (a) No Fund may invest more than 5% of its total assets in the securities (other than Government Securities and, in the case of the International Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer, except that up to 25% of the value of the assets of the Money Market Fund, the Income Fund and the Tax-Exempt Fund may be invested without regard to this limitation. (b) No Fund may purchase more than 10% (or 15%, in the case of the Income Fund, the Tax-Exempt Fund and the International Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) No Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.

          2. Investment in a Particular Industry. No Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction.

          3. Borrowing. The Funds may not borrow money, except that (i) the Money Market Fund may enter into reverse repurchase agreements, (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund's total assets, and in the case of the International Fund, the Diversified Fund and the Money Market Fund, 20% of the value of the Fund's total assets. The International Fund, Elfun Trusts and the Diversified Fund can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund's, the International Fund's, the Diversified Fund's or the Money Market Fund's total assets are outstanding, the respective Fund will not make any additional investments.

          4. Lending. No Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30%, in the case of Elfun Trusts', the International Fund's and the Diversified Fund's, or 33 1/3% in the case of the Income Fund's, the Tax-Exempt Fund's or the Money Market Fund's, net assets taken at market value; (b) in the case of the International Fund or the Diversified Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); (c) in the case of the Income Fund, entering into repurchase agreements; (d) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (e) in the case of Elfun Trusts, the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities. The Tax-Exempt Fund will not make any loan if more than 20% of its assets would be subject to security lending agreements.

          5. Purchase Securities on Margin; Short Sales. No Fund may purchase securities on margin or make short sales, except that the Money Market Fund may make short sales against the box and in order to achieve better net results on portfolio transactions or lower brokerage commission rates, the International Fund and the Diversified Fund may join with other investment companies or client accounts managed by GEAM in the purchase or sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

          6. Participation in the Underwriting of Securities. No Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Income and the Tax-Exempt Funds may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

          7. Real Estate. No Fund, other than the Income Fund, may purchase or sell real estate and neither Elfun Trusts nor the Money Market Fund may invest in real estate limited partnership interests, except that a Fund, other than the Tax-Exempt Fund, may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

          8. Commodities. No Fund may purchase or sell commodities or commodities contracts, except that each Fund, other than the Money Market Fund, may invest in futures contracts and related options and other similar contracts (including, in the case of the Income Fund, the International Fund and the Diversified Fund, foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

          9. Restricted and Illiquid Securities. No Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if, in the case of Elfun Trusts, the Income Fund, the Money Market Fund, the International Fund and the Diversified Fund, more than 10% of the net assets of the Fund would be invested in any combination of these securities, and, in the case of the Tax-Exempt Fund, no more than 5% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.

          10. Other Investment Companies. (a) Elfun Trusts, the International Fund, the Diversified Fund or the Money Market Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker's commission. (b) Elfun Trusts, the Income Fund, the International Fund, the Diversified Fund or the Money Market Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund's total assets. (c) The Income Fund may not purchase the securities of other investment companies, except for money market funds and investment in equity securities issued by foreign banks provided that all other investment companies having the same adviser as the Income Fund would not own more than 10% of the total outstanding voting securities of the foreign bank. (d) The Tax-Exempt Fund may not invest in the securities of other investment companies. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

          11. Foreign Issuers. The Diversified Fund may not invest more than 20% of its total assets in securities issued by foreign issuers that are not listed on a U.S. exchange.

          12. Options. Neither the Income Fund nor the Tax-Exempt Fund may purchase put options on securities if more than 10% of the Fund's net assets would be invested in premiums on options or if the aggregate value of the obligations underlying the put options written by the Fund exceed 50% of the Fund's net assets.

          13. Pledging. Neither the Income Fund nor the Tax-Exempt Fund may pledge, mortgage or hypothecate its assets except (a) to secure borrowings, the Income Fund and the Tax-Exempt Fund may pledge securities which together with all securities previously pledged do not exceed 5% of the Fund's total assets and (b) the Income Fund and the Tax-Exempt Fund may make premium and margin payments in connection with transactions involving financial futures contracts and options on financial futures contracts, securities indexes and securities.

          14. Transactions with Affiliates. Neither the Income Fund nor the Tax-Exempt Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEAM, its portfolio securities.

          15. Options, Straddles and Spreads. Neither the International Fund nor the Diversified Fund may purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, except as described in this Statement of Additional Information and the Prospectus, and the Money Market Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, if the value of the Money Market Fund's aggregate investment in these types of securities would exceed 5% of its total assets.

          16. Mineral Exploration. The Tax-Exempt Fund may not invest in oil, gas, or other mineral leases or production agreements, although the Fund may invest in municipal bonds secured by mineral interests.

          17. Affiliate Ownership. Neither Elfun Trusts, the Tax-Exempt Fund nor the Income Fund may purchase or retain securities of any company if, to the knowledge of GEAM or the Fund's Trustees, officers or Trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

          18. Control/Management. The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.

          19. Unseasoned Issuers, Restricted Securities and Illiquid Securities. No Fund may purchase securities if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. No Fund may invest more than 15% of its total assets (10% in the case of the Tax-Exempt Fund), in the aggregate, in the securities of unseasoned issuers, restricted securities and illiquid securities, excluding, for purposes of this 15% restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities ("Rule 144A Securities"). In addition, no Fund may invest more than 50% of its net assets in the securities of unseasoned issuers and restricted securities, including, for purposes of this 50% restriction, Rule 144A Securities.

          20. Warrants. No Fund may purchase warrants if, as a result, the investment (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the value of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. The Money Market Fund may not invest in any form of warrants.

          21. Mineral Exploration. Neither Elfun Trusts, the International Fund nor the Diversified Fund may invest in oil, gas, or other mineral exploration or development programs, or leases, although the Funds may invest in securities of companies involved in these programs or leases. The Income Fund may not invest in oil, gas, or other mineral exploration or development programs or partnerships, or leases. The Money Market Fund may not invest in oil, gas, or other mineral exploration or development programs.

          22. Pledging. Neither Elfun Trusts, the International Fund nor the Diversified Fund may pledge more than 10% of its assets, except as provided in this Statement of Additional Information and in the Prospectus. The Money Market Fund may not pledge, mortgage or hypothecate its assets except for emergency or extraordinary purposes.

          23. Hedging. No Fund may (a) enter into forward foreign currency exchange or futures contracts or foreign currency options contracts to sell foreign currencies, except for the purpose of hedging to protect portfolio securities against the decline in the value of currency or to lock-in the dollar value of an anticipated disbursement or receipt in a foreign currency, (b) purchase and write put and call options on stock indexes, purchase and sell stock index futures and invest in interest in rate futures contracts and options on interest rate futures contracts, except for the purpose of hedging or (c) enter into foreign currency futures if the aggregate margin deposits made by the Fund exceed 5% of the Fund's total assets excluding amounts in-the-money.

          24. Affiliate Ownership. Neither the International Fund, the Diversified Fund nor the Money Market Fund may purchase or retain securities of any company if, to the knowledge of GEAM or the Fund's Trustees, officers or trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

          25. Control/Management. Neither the Income Fund, the International Fund or Elfun Trusts may invest in companies for the purpose of exercising control or management.

          26. Real Estate. In connection with the fundamental restriction prohibiting the Tax-Exempt Fund and the International Fund from investing in real estate, the Tax-Exempt Fund and the International Fund may not invest in real estate limited partnerships. The Income Fund may not purchase or sell real estate, except that the Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts in an amount not to exceed 10% of the Fund's net assets or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

          27. Other Investment Companies. In connection with the fundamental restriction prohibiting the Income Fund from investing in the securities of other investment companies, the Income Fund may not invest in the securities of these other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker's commission.

          28. Options. The Money Market Fund may not purchase or sell options on securities, options on stock index futures or financial futures unless they are written by other persons and listed on a national securities or commodities exchange and any premiums on the options held by the Fund may not exceed 20% of the Fund's total net assets. The International Fund may not write, sell or purchase additional options if as a result thereof the value of the options will exceed 5% of its net assets or if the value of the stock underlying calls written would exceed 25% of its net assets.

          29. Loans. The Trust Agreement of Elfun Trusts does not restrict the power of the Trustees to make loans to individuals. While it is not the policy of the trustees of Elfun Trusts to make loans, the registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act reserved for Elfun Trusts freedom of action to make interest-bearing loans to unit-holders. The loans are to be secured by Elfun Trusts' Units of the unit-holder, either with or without other collateral, in principal amounts aggregating not more than 15% of the then total assets of Elfun Trusts. This policy does not restrict the authority of Elfun Trusts with respect to its investment in financial futures contracts and options contracts on financial futures, securities indices and securities.

          30. Investment in the Securities of any one Issuer. (a) The International Fund will not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer. (b) Neither the Income Fund, the Tax-Exempt Fund nor the International Fund may purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction.


          31. Investment in a Particular Industry. The Tax-Exempt Fund will not exclude domestic bank obligations in determining the amount of its assets which may be invested in a particular industry.

          32. Each of the Funds, with the exception of Elfun Trusts and Diversified Fund, invests at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name. Each of these Funds will provide shareholders at least 60 days prior notice before any change in this non-fundamental policy.


NOTES TO INVESTMENT RESTRICTIONS

          With respect to investment restriction No. 10, investments by the Funds (other than the Money Market Fund) in the Investment Fund is not considered an investment in another investment company.

          The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restrictions numbered 2 and 31, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500 Composite Stock Price Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

                       PORTFOLIO TRANSACTIONS AND TURNOVER


          Decisions to buy and sell securities for each Fund will be made by GEAM, subject to review by the Fund's Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Whenever GEAM deems it to be beneficial to a Fund, it may aggregate a Fund's purchase, sale or other activities with those being performed by GEAM for other customers.


          The following table shows the total amount of brokerage commissions paid by each Fund over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in GEAM's outlook. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to GEAM in servicing that Fund as well as all of GEAM's accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the

Federal Securities Laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, GEAM may consider sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.

          The following table shows the amount of brokerage commissions paid by each Fund over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in GEAM's outlook.


----------------------------------------------------------------------------------------------
                             YEAR ENDED              YEAR ENDED              YEAR ENDED
FUND                      DECEMBER 31, 2001       DECEMBER 31, 2000       DECEMBER 31, 1999
----------------------------------------------------------------------------------------------
Elfun Trusts                   779,583               $1,100,843               $868,327
----------------------------------------------------------------------------------------------
International Fund             440,851               $  788,987               $690,202
----------------------------------------------------------------------------------------------
Diversified Fund               111,507               $  136,062               $110,551
----------------------------------------------------------------------------------------------
Tax-Exempt Fund                   0                       0                       0
----------------------------------------------------------------------------------------------
Income Fund                       0                       0                       0
----------------------------------------------------------------------------------------------
Money Market Fund                 0                       0                       0
----------------------------------------------------------------------------------------------


          In selecting brokers or dealers to execute securities transactions on behalf of a Fund, GEAM seeks the most favorable terms available under the circumstances ("best execution"). In assessing the overall terms available to ensure best execution for any transaction, GEAM considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, each investment advisory agreement between a Fund and GEAM authorizes GEAM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which GEAM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services.

          Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to GEAM in servicing that Fund as well as all of GEAM's accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal Securities Laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, GEAM may consider the sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.

          The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of transactions involved during the fiscal period ended December 31, 2001.



--------------------------------------------------------------------------------
                       AMOUNT OF TRANSACTIONS TO
                        FIRMS PROVIDING BROKERAGE        AMOUNT OF COMMISSIONS
FUND                      AND RESEARCH SERVICES          ON THOSE TRANSACTIONS
--------------------------------------------------------------------------------
ELFUN TRUSTS                    60,949,005                      87,573
--------------------------------------------------------------------------------
INTERNATIONAL FUND              26,370,746                      55,717
--------------------------------------------------------------------------------
DIVERSIFIED FUND                 6,911,019                      11,764
--------------------------------------------------------------------------------
TAX-EXEMPT FUND                     N/A                          N/A
--------------------------------------------------------------------------------
INCOME FUND                         N/A                          N/A
--------------------------------------------------------------------------------
MONEY MARKET FUND                   N/A                          N/A
--------------------------------------------------------------------------------



          Each Fund's Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEAM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

          GEAM may select broker-dealers who are affiliated with the Funds or GEAM. All brokerage commissions paid to affiliates will be fair and reasonable. The Boards of the Funds have determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through a broker-dealer affiliated with the Funds (such as the Distributor), if, in the judgment of GEAM, the use of such affiliated broker-dealer is likely to result in a price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, an affiliated broker-dealer may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the affiliated broker-dealer. The affiliated broker-dealer will be required to pay fees charged by those persons performing the floor brokerage elements out of brokerage compensation that it receives from a Fund.


          Portfolio turnover rates measure the portion of a Fund's portfolio securities that is replaced in a one-year period. A 100% turnover rate would occur, if, for example, all of a Fund's securities were replaced one time during a one-year period. Certain of the Fund's investment strategies may result in the Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in the Fund. GEAM does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies. Variations in portfolio turnover rate may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in GEAM's outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions.


          The following table shows the portfolio turnover rates for each Fund for the fiscal periods ended December 31, 2001 and December 31, 2000:



--------------------------------------------------------------------------------
                            PORTFOLIO TURNOVER FOR      PORTFOLIO TURNOVER FOR
FUND                        PERIOD ENDED 12/31/01       PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
ELFUN TRUSTS                           9%                           12%
--------------------------------------------------------------------------------
INTERNATIONAL FUND                    53%                           59%
--------------------------------------------------------------------------------
DIVERSIFIED FUND                     109%                          105%
--------------------------------------------------------------------------------
TAX-EXEMPT FUND                       22%                           22%
--------------------------------------------------------------------------------
INCOME FUND                          238%                          221%
--------------------------------------------------------------------------------
MONEY MARKET FUND                    N/A                           N/A
--------------------------------------------------------------------------------


                             WHO MAY OWN FUND UNITS

          The Prospectus lists eligible purchasers of Fund Units, which includes Elfun Society members and their spouses and children. In the case of minor children of Elfun Society members, Units must be registered in the name of a custodian under a Uniform Gifts to Minors statute or in the name of a trust in which such children have a beneficial interest.

          Units may only be transferred to persons or entities otherwise eligible to own Units and to trusts for the exclusive benefit of such persons or entities. Units are not otherwise transferable but unit-holders may assign their right to redeem their Units for purposes of collateral for a loan by executing an instrument of assignment from the Servicing Agent.

          Units may be registered in the joint names of two adults eligible to own Units and provide for the right of survivorship as between the joint unit-holders, unless the unit-holders reside in a community property state or request tenancy in common.

                             MANAGEMENT OF THE FUNDS


TRUSTEES AND OFFICERS


          The Boards of the Funds oversee the business affairs of the Funds. The Boards approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.


          The names of the Trustees and executive officers of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Each person named as Trustee also may serve in a similar capacity for other Funds advised by GEAM. The executive officers of the Funds are employees of organizations that provide services to the Funds. The business address of each Trustee and executive officer is 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. All Trustees and officers have been officers or employees of GE for more than five years. Pursuant to an exemptive order received from the Commission, each of the Funds is exempt from the provisions of the 1940 Act which require a registered investment company to have non-interested persons on its Board of Trustees.


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
NAME, ADDRESS AND AGE   POSITION(S)  TERM OF OFFICE                                         FUND COMPLEX
                        HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                           FUND       TIME SERVED                PAST 5 YEARS                 TRUSTEE              BY TRUSTEE
---------------------   ----------- ----------------  ----------------------------------  ----------------  ------------------------
John H. Myers           Trustee     Until successor   President, Chief Executive                 8           Hilton Hotels
c/o GEAM                            is elected and    Officer and Director of GEAM                           Corporation since 2000;
3003 Summer St.                     qualified - 16    since 1997, Director of GEAM                           XO Communications since
Stamford, CT                        years             since 1988, and Executive Vice                         2001.
06905                                                 President of  GEAM - Fixed Income
55                                                    and Alternative Investments from
                                                      1988 - 1996; President, Chief
                                                      Executive Officer and Director of
                                                      GEIC from 1997 - 2000 (when GEIC
                                                      was merged into GEAM), Director of
                                                      GEIC from 1987 - 2000, Executive
                                                      Vice President - Fixed Income and
                                                      Alternative Investments of GEIC
                                                      from 1986 - 1996.

Eugene K. Bolton        Trustee     Until successor   Executive Vice President -                 8                     N/A
c/o GEAM                            is elected and    Domestic Equity Investments and
3003 Summer St.                     qualified - 11    Director of GEAM since 1991;
Stamford, CT                        years             Executive Vice President -
06905                                                 Domestic Equity Investments and
56                                                    Director of GEIC from 1991 - 2000
                                                      (when GEIC was merged into
                                                      GEAM); Senior Vice
                                                      President - Pension Fund
                                                      Portfolios of GEIC from
                                                      1987 to 1991.

                                       41

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
NAME, ADDRESS AND AGE   POSITION(S)  TERM OF OFFICE                                         FUND COMPLEX
                        HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                           FUND       TIME SERVED                PAST 5 YEARS                 TRUSTEE              BY TRUSTEE
---------------------   ----------- ---------------   ----------------------------------   -------------    ------------------------
Michael J. Cosgrove     Trustee     Until successor   President, GE Asset Management             64         Chairman of the Board,
c/o GEAM                            is elected and    Services division ("GEAMS") of GE                     Chief Executive Officer
3003 Summer St.                     qualified - 14    Financial Assurance Holdings,                         and President of GE
Stamford, CT                        years             Inc., an indirect wholly-owned                        Investment Distributors,
06905                                                 subsidiary of General Electric                        Inc., a registered
51                                                    Company ("GE"), since February                        broker-dealer, since
                                                      1997; Vice President, GE Capital                      1993; Chairman of the
                                                      Corporation, an indirect                              Board and Chief
                                                      wholly-owned subsidiary of GE,                        Executive Officer of GE
                                                      since December 1999; Executive                        Retirement Services,
                                                      Vice President - Mutual Funds of                      Inc., since 1998;
                                                      GEAM, a wholly-owned subsidiary                       Chairman of the Board
                                                      of GE that is registered as an                        and President of GE
                                                      investment adviser under the                          Funds since 1993 and GE
                                                      Investment Advisers Act of 1940,                      Institutional Funds, GE
                                                      as amended, since March 1993;                         LifeStyle Funds and GE
                                                      Director of GEAM since 1988                           Investments Funds, Inc.
                                                                                                            since 1997; Trustee of
                                                                                                            GE Savings & Security
                                                                                                            Funds and General
                                                                                                            Electric Pension Trust
                                                                                                            since 1988; Chairman of
                                                                                                            the Board and Chief
                                                                                                            Executive Officer of
                                                                                                            Centurion Funds, Inc.
                                                                                                            since December 2001;
                                                                                                            Director of Centurion
                                                                                                            Capital Management
                                                                                                            Corp., Centurion Capital
                                                                                                            Group Inc., Centurion
                                                                                                            Trust Company, Centurion
                                                                                                            Financial Advisers Inc.,
                                                                                                            Centurion-Hinds
                                                                                                            Investment Management
                                                                                                            Corp. and
                                                                                                            Centurion-Hesse
                                                                                                            Investment Management
                                                                                                            Corp. since December
                                                                                                            2001.

Alan M. Lewis
c/o GEAM                Trustee     Until successor   Executive Vice President,                  64         Trustee and Executive
3003 Summer St.         and         is elected and    General Counsel and Secretary of                      Vice President of GE
Stamford, CT            Secretary   qualified - 15    GEAM since 1987                                       Funds since 1993 and GE
06905                               years                                                                   Institutional Funds and
54                                                                                                          GE LifeStyle Funds since
                                                                                                            1997. Director of GE
                                                                                                            Investments Funds, Inc.
                                                                                                            since 2001; Trustee of
                                                                                                            GE Savings & Security
                                                                                                            Funds and General
                                                                                                            Electric Pension Trust
                                                                                                            since 1987.

                                       42

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
NAME, ADDRESS AND AGE   POSITION(S)  TERM OF OFFICE                                         FUND COMPLEX
                         HELD WITH   AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY    OTHER DIRECTORSHIPS HELD
                           FUND       TIME SERVED                PAST 5 YEARS                 TRUSTEE              BY TRUSTEE
---------------------   ----------- ---------------   ----------------------------------   -------------    ------------------------
Ralph R. Layman         Trustee     Until successor   Executive Vice President -                 8                     N/A
c/o GEAM                            is elected and    International Equity Investments
3003 Summer St.                     qualified - 9     of GEAM since 1993;  Executive
Stamford, CT                        years             Vice President - International
06905                                                 Equity Investments of GEIC from
45                                                    1993 - 2000 (when GEIC was merged
                                                      into GEAM); Senior Vice
                                                      President - International Equity
                                                      Investments of GEAM and GEIC from
                                                      1991 until 1993; Executive Vice
                                                      President, Partner and Portfolio
                                                      Manager of Northern Capital
                                                      Management from 1989 - 1991; and
                                                      prior thereto, Vice President and
                                                      Portfolio Manager of Templeton
                                                      Investment Counsel.

Robert A. MacDougall    Trustee     Until successor   Executive Vice President - Fixed           8                     N/A
c/o GEAM                            is elected and    Income and Director of GEAM since
3003 Summer St.                     qualified - 5     1997; Executive Vice President -
Stamford, CT                        years             Fixed Income and Director of GEIC
06905                                                 from 1997 - 2000 (when GEIC was
52                                                    merged into GEAM); Senior Vice
                                                      President - Taxable Fixed Income
                                                      of GEAM and GEIC from 1990 - 1996.

Donald W. Torey         Trustee     Until successor   Director of GEAM since 1993;               8                     N/A
c/o GEAM                            is elected and    Executive Vice President -
3003 Summer St.                     qualified - 9     Alternative Investments of GEAM
Stamford, CT                        years             since 1997;  Director of GEIC
06905                                                 from 1993 - 2000 (when GEIC was
44                                                    merged into GEAM); Executive Vice
                                                      President - Alternative Investments
                                                      of GEIC from 1997 - 2000; Executive
                                                      Vice President - Finance and
                                                      Administration of GEAM and GEIC from
                                                      1993 to 1997; Manager - Mergers and
                                                      Acquisitions Finance for GE from
                                                      1989 - 1993; Vice President - Private
                                                      Placements of GEIC from 1988 - 1989.

                                       43

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
NAME, ADDRESS AND AGE   POSITION(S)  TERM OF OFFICE                                        FUND COMPLEX
                         HELD WITH   AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                           FUND       TIME SERVED               PAST 5 YEARS                 TRUSTEE              BY TRUSTEE
---------------------   ----------- ---------------   ----------------------------------   -------------    ------------------------
John J. Walker          Trustee     Until successor   Chief Financial Officer of GEAM            8                     N/A
c/o GEAM                            is elected and    since 1999; Chief Financial
3003 Summer St.                     qualified - 3     Officer of GEIC from 1999 - 2000
Stamford, CT                        years             (when GEIC was merged into GEAM);
06905                                                 Chief Financial Officer of GE
48                                                    Capital - Global Consumer Finance
                                                      from 1996 - 1999; Chief
                                                      Financial Officer of GE
                                                      Capital - Commercial
                                                      Finance from 1992 to
                                                      1996; Finance Director
                                                      of GE Capital - TIFC
                                                      from 1988 - 1992.


          While Trustees of the Funds who are employees of GE will serve as Trustees without compensation, each Fund will be required to reimburse GEAM for the portion of the remuneration such persons receive from GE which is reasonably allocable to the Fund. All Trustees are currently employees of GE. However no portion of the remuneration such persons receive from GE has been allocated to their service as Trustees of the Fund and GEAM does not anticipate that any such allocation will be made in the future. If a Trustee were not affiliated with GE, such Trustee would be compensated by the Fund in amounts approved by the other Trustees.

          GEAM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


TRUSTEES' COMPENSATION
(FOR THE YEAR ENDED DECEMBER 31, 2001)


                                               TOTAL COMPENSATION           TOTAL COMPENSATION FROM ALL INVESTMENT
NAME OF TRUSTEE                                  FROM EACH FUND                   COMPANIES MANAGED BY GEAM*
---------------                                  --------------                   --------------------------
Eugene K. Bolton                                      None                                   None

Michael J. Cosgrove                                   None                                   None**

Alan M. Lewis                                         None                                   None**

Robert A. MacDougall                                  None                                   None

John H. Myers                                         None                                   None

Ralph R. Layman                                       None                                   None

Donald W. Torey                                       None                                   None

----------


* As of December 31, 2001, each Trustee served as a Trustee of eight investment companies advised by GEAM, including the Funds.


**    Messrs. Cosgrove and Lewis also are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.

INVESTMENT ADVISER AND ADMINISTRATOR

          General Electric Company ("GE") is not a party to any Fund Agreement and does not sponsor any of the Funds. The Funds were formed at the request of the Elfun Society and GE does not guarantee performance or continued operation of the Funds, or encourage participation in the Funds.


          GE Asset Management Incorporated ("GEAM"), serves as the Funds' investment adviser. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, ("IAA") and is located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE provides the personnel and other resources necessary for GEAM to perform its obligations under the investment advisory agreements with the Funds. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE's businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems.

          GEAM also serves as investment adviser to the General Electric Pension Trust and, under the General Electric Savings and Security Program, serves as investment adviser to the various investment portfolios for that Program, including the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. In addition, GEAM has acted as the investment adviser to the GE Funds, currently consisting of twenty-one portfolios, since their inception in 1993, and other institutional accounts, including the three portfolios of Financial Investors Trust since March 1997 and the investment portfolios of the GE Investments Funds, Inc., currently consisting of fourteen portfolios offered solely to insurance companies that fund certain variable contracts since May 1997. GEAM also has acted as an investment adviser to the six portfolios of the GE Lifestyle Funds, which invest exclusively in certain GE Funds, since their inception in 1997 and to GE Institutional Funds' fifteen portfolios since their inception in 1997. The investment professionals at GEAM and its predecessors have managed GE's pension assets since 1927. GEAM oversaw more than $112.2 billion and managed in excess of $75.6 billion as of December 31, 2001, of which more than $16.2 billion was invested in mutual fund assets.

          Personnel of each of the Funds, GEAM, and GE Investment Distributors, Inc. are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, which establishes procedures for personal investing and restricts certain transactions by persons subject to the code.

Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased by a Fund, if they follow procedures outlined in the code.


DISTRIBUTOR


          GE Investment Distributors, Inc., located at 201 Merritt 7, Norwalk, Connecticut 06856, serves as distributor of the Funds' Units (the "Distributor") on a continuing best efforts basis. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as distributor for the GE Funds, GE Institutional Funds, GE Lifestyle Funds, GE Investments Funds, Inc. and Centurion Funds, Inc. Michael J. Cosgrove, a member of the Funds' Board, is the Chairman of the Board, Chief Executive Officer and President of the Distributor.


INVESTMENT ADVISORY AND UNIT-HOLDER SERVICING AGREEMENTS


          As each Fund's investment adviser, GEAM, subject to the supervision of the Funds' Board, manages the each Fund's portfolio in accordance with its investment objective(s) and stated policies, makes investment decisions for the Fund and places purchase and sales orders for the Fund's portfolio transactions.

          GEID serves as the Fund's unitholder servicing agent and is responsible for processing redemption requests, providing services that assisted the Funds' transfer agent and responding to unit-holder inquiries.


INVESTMENT ADVISORY FEES AND UNIT-HOLDER SERVICING AGENT FEES


          GEAM will receive, as the sole consideration for services as investment adviser, the reasonable costs, both direct and indirect, incurred in providing its services, including costs of office facilities and clerical help. The amounts paid to GEAM by the Funds for the reasonable costs incurred by it for providing services as adviser and administrator for the following years ended December 31, were as follows:



                                         INVESTMENT ADVISORY FEES
                         --------------------------------------------------------
FUND                           2001              2000                    1999
---------------------------------------------------------------------------------
Elfun Trusts              $  2,579,000       $  1,345,000            $  1,472,000
---------------------------------------------------------------------------------
International Fund        $    243,000       $    143,000            $    146,000
---------------------------------------------------------------------------------
Diversified Fund          $    206,000       $    100,000            $    123,000
---------------------------------------------------------------------------------
Tax-Exempt Fund           $  1,515,000       $    642,000            $  1,133,000
---------------------------------------------------------------------------------
Income Fund               $    283,000       $    131,000            $    142,000
---------------------------------------------------------------------------------
Money Market Fund         $    348,000       $    145,000            $     74,000
---------------------------------------------------------------------------------


          The amounts paid to GEID by the Funds for the reasonable costs incurred by it for providing services as Unit-holder Servicing Agent for the following years ended December 31, were as follows:


                                  UNIT-HOLDER SERVICING FEES
                      -----------------------------------------------
FUND                    2001                 2000             1999
---------------------------------------------------------------------
Elfun Trusts          $  389,000          $  303,000       $  370,000
---------------------------------------------------------------------
International Fund    $   94,000          $   84,000       $   97,000
---------------------------------------------------------------------
Diversified Fund      $   67,000          $   62,000       $   65,000
---------------------------------------------------------------------

                                  46

                                  UNIT-HOLDER SERVICING FEES
                      -----------------------------------------------
FUND                    2001                 2000             1999
---------------------------------------------------------------------
Tax-Exempt Fund       $  153,000          $  127,000       $  167,000
---------------------------------------------------------------------
Income Fund           $   85,000          $   95,000       $   94,000
---------------------------------------------------------------------
Money Market Fund     $   74,000          $   59,000       $   67,000
---------------------------------------------------------------------


SECURITIES ACTIVITIES OF THE INVESTMENT MANAGER

          Securities held by the Funds also may be held by other funds or separate accounts for which GEAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by GEAM for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEAM arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

          On occasions when GEAM (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Funds as well as other funds or accounts for which GEAM acts as an investment adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

          State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian, transfer agent and dividend paying agent of the Funds' investments. As custodian, State Street is responsible for the safekeeping of securities and does not otherwise participate in investment policies or in the determination of investment decisions.

                   PURCHASE, REDEMPTION AND EXCHANGE OF UNITS

PURCHASE OF UNITS

          Units of the Funds are sold to investors at the net asset value per unit next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Funds' custodian and transfer agent. Purchase orders for Units of a Fund will be accepted by the Fund only on a day on which the Fund's net asset value is calculated. The Fund may in its discretion reject any order for the purchase of Units of a Fund. With respect to all purchases, dividends begin to accrue on the next business day following the receipt of the unit-holder's check or funds.

          For unit-holder convenience and in the interest of economy, the Funds no longer issue physical certificates representing Units in any Fund ("Certficate Units"). Ownership of Units is evidenced by Statements of Account representing Units issued in book-entry form ("Bookunits").

          Detailed information on how to purchase Units of a Fund is included in the Prospectus. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below in this SAI.

BY MAIL

          Investors can purchase Units of a Fund by sending a cash purchase application form and a check made payable to the applicable Fund in U.S. currency and drawn on a U.S. bank along with account information and instructions. Third-party checks or endorsed checks are not accepted by the Funds for payment of Units of the Fund. Except for Money Market Fund confirmations which are provided monthly, confirmations will be sent acknowledging each purchase daily. If the check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank.

BY WIRE TRANSFER

          Investors can purchase Units of a Fund by transferring funds by wire from the unit-holder's bank account to the Fund. The unit-holder's bank may charge a fee for this service. The Servicing Agent should be contacted concerning the details of wire transfers.

BY PAYROLL SAVINGS PLAN

          An investor can purchase Units of a Fund (minimum of $25 per transaction) automatically on a regular basis by furnishing a completed Payroll Deduction Authorization Elfun Mutual Funds Form to their Servicing Agent. Statements of Account are sent on a quarterly basis to those who invest through payroll deductions.

AUTOMATIC INVESTMENT PLAN

          Investors may arrange to make purchases of Units automatically on a monthly basis by electronic funds transfer (minimum of $25 per transaction) from the checking, NOW, bank money market deposit account or credit union account designated by the investor if their bank or credit union is a member of an automated clearing house or by preauthorized checks drawn on their bank or credit union account. Unit-holders will receive written confirmation (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund, on a monthly basis) for every transaction and a debit entry will appear on the bank or credit union statement. If an automatic investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge. To make arrangements for automatic monthly investments, call the Funds at 1-800-242-0134 for further information. Investors may change the purchase amount or terminate this privilege at any time.

          The Funds may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.

SUBSEQUENT PURCHASE OF UNITS

          Investors may purchase additional Units of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number.

REDEMPTION OF UNITS

          Detailed information on how to redeem Units of a Fund is included in the Prospectus. The right of redemption of Units of a Fund may be suspended or the date of payment postponed as provided in the Prospectus.

          Units may be redeemed and their proceeds remitted to the unit-holder or transferred to another Fund either by telephonic request or by mail. Units of a Fund may be redeemed on any day on which the Fund's net asset value is calculated. A duly executed redemption form received by mail will be effected at the net asset value per Unit next determined. If the unit-holder has completed and returned a telephone redemption form, the unit-holder may request that the proceeds be transferred by wire to the bank account specified in the form or transferred to another Fund. Telephonic redemption requests received before the close of trading on the NYSE (currently 4:00 p.m. New York time), the Units will be valued at the net asset value determined for the next business day.

          The value of each Unit on redemption may be more or less than the unit-holder's cost, depending upon the market value of the portfolio securities at the time of redemption. Dividends are earned through and including the date of receipt of the redemption request. For Federal income tax purposes, a redemption of Units (including a redemption and transfer to another Fund or a transfer to an Elfun IRA) may result in a unit-holder realizing a taxable gain or loss.

          The Trustees of a Fund may suspend the unit-holders' right of redemption or postpone the date of payment for any period during which (1) trading on the NYSE is closed for other than weekends and holidays or during which trading on the NYSE is restricted, (2) an emergency exists as a result of which disposal by the Fund of its investments is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) the SEC may by order permit for the protection of unit-holders of the Fund.

          A unit-holder of the Money Market Fund must maintain a minimum investment in the Fund of $500, so that care should be exercised to ensure that redemptions do not reduce the unit-holder's investment below this minimum. If the unit-holder's account balance is less than $500, the Fund may automatically redeem the Units in the account and remit the proceeds to the unit-holder so long as the unit-holder is given 30 days' prior written notice of the action. In addition, if the unit-holder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the unit-holder or to a third party.

REDEMPTION BY MAIL

          Bookunits may be redeemed by mail by making a written request that (1) states the number of units or the specific dollar amount to be redeemed, (2) identifies the Fund from which the units are to be redeemed, (3) identifies the account number, and (4) is signed by each registered owner exactly as units are registered. Units represented by Certificate should be sent in for deposit into Bookunits.

          Redemptions will be made at the net asset value next computed after receipt of a written request less any redemption fee (not, however, to exceed 1%) as the Trustees may from time to time prescribe. At the present time, the Trustees do not contemplate instituting any redemption fee for redemption by mail. Unit-holders will be notified in advance in the event that a fee for redemptions by mail is instituted. Names should be signed exactly as they appear on the Statement of Account or certificate.

          Signature guarantees are required for redemptions over $25,000. In addition, signature guarantees are required for each signature for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to other than the unit-holder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency, savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Fund receives all documents typically required to assure the safety of a particular account. The Fund may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signatures of all registered owners from its accounts.

          If the account is a joint account, requests for redemption must be signed by each unit-holder. The Fund may take up to seven days to mail the redemption proceeds, but will normally send the payment in less time. Dividends are earned through and including the date of receipt of the redemption request.

          Upon request of a unit-holder redeeming Units by mail, the unit-holder may request that the proceeds be transferred by wire to the unit-holder's bank account (which has been previously identified in writing to the Servicing Agent or such request is signature guaranteed). The minimum amount that may be transferred by wire is $1,000 and there is a $10 fee. If no request for wire transfer is made, the proceeds will be mailed to the unit-holder.

REDEMPTION BY TELEPHONE

          Bookunits (not Certificate Units) of a Fund may be redeemed by telephone, although a unit-holder first must complete and return to the Servicing Agent a form authorizing redemption of Bookunits by telephone. A telephone redemption form can be obtained from the Servicing Agent. Proceeds from a telephonic wire redemption request will be either transferred by wire to the unit-holder's bank account (which has previously been identified in writing to the Servicing Agent) or by check to the unit-holder's address of record or transferred to another Elfun Fund, as the unit-holder directs. A single $10 charge will be assessed by the Fund in connection with each telephonic redemption wire request. The redemption proceeds will either be reduced by this charge or deducted from the balance of the account. There is no fee to redeem Units by telephone if the proceeds are transferred to another Fund or paid by check. If the account is registered jointly in the name of more than one unit-holder, only one unit-holder will be required to authorize redemption of Units by telephone, and the Servicing Agent will be entitled to act upon telephonic instructions of any unit-holder of a joint account. Wire transfers will be made directly to the account specified by the unit-holder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the unit-holder. A Fund may modify or terminate the ability to make telephonic requests at any time.

          Except for Money Market Fund transactions, confirmations of the telephonic redemptions will be sent within seven days of the date of redemption. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.

          Telephonic redemption requests may be difficult to implement in times of drastic economic or market changes. In the event unit-holders of a Fund are unable to contact the Fund by telephone, unit-holders should write to the Fund at its address set forth on the cover of this Prospectus.

          By making a telephonic redemption request, a unit-holder authorizes the Servicing Agent to act on the telephonic redemption instructions by any person representing himself or herself to be the unit-holder and believed by the Servicing Agent to be genuine. The Fund and the Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Servicing Agent's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Fund and the Servicing Agent, they could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Servicing Agent follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the unit-holder will bear the risk of loss in the event of a fraudulent redemption transaction.

AUTOMATIC WITHDRAWAL PLAN

          The Automatic Withdrawal Plan ("Withdrawal Plan") permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on a monthly, quarterly or annual basis. The entire amount of a payment automatically withdrawn pursuant to the Withdrawal Plan is taken from redemption of Units in the investor's account on the twenty-fifth day of each month (or prior to such date if the twenty-fifth is not a business day). Checks for the amount withdrawn are mailed or an electronic funds transfer (if requested by an investor) is processed on the following business day. The withdrawal amount will be "net" after deduction of any redemption fee should any redemption fee be imposed.

          Payments made under the Withdrawal Plan do not provide a guaranteed annuity. The minimum rate of withdrawal and minimum investment should not be regarded as recommendations of a Fund. Under any withdrawal plan, continued withdrawals in excess of dividends, distributions and increases in unrealized appreciation, if any, will eventually use up principal, particularly in a period of declining market prices. Unit-holders will receive written confirmation of transactions pursuant to the Withdrawal Plan (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund on a monthly basis).

          A portion of the amount withdrawn may represent a taxable capital gain or loss to the unit-holder, depending upon the unit-holder's cost. Participation in the Withdrawal Plan may be terminated at any time without penalty upon written notice from the untiholder. The cost of administering the Withdrawal Plan is borne by each Fund as an expense of its unit-holders. An application for and additional information about the Systematic Withdrawal Plan can be obtained from the Servicing Agent.

INVOLUNTARY REDEMPTIONS

          An account of a unit-holder of a Fund that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Funds, but only after the unit-holder has been given notice of at least 30 days in which to increase the balance in the account to more than $500.

DISTRIBUTIONS IN KIND

          If the Board of Trustees determines that it would be detrimental to the best interests of a Fund's unit-holders to make a redemption payment wholly in cash, each Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Unit-holders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

CHECKWRITING PRIVILEGES

          A unit-holder of the Money Market Fund may request in an application form or by letter sent to State Street Bank and Trust Company ("State Street" or the "Custodian") that he or she would like checkwriting privileges, which are provided at no cost to the unit-holder. The Money Market Fund will provide redemption checks ("Checks") drawn on the unit-holder's account. Checks will be sent only to the unit-holder of the account and only to the address of record. The application or written request must be manually signed by the unit-holder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of Units in the unit-holder's account to cover the amount of the Check. Unit-holders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Servicing Agent, only the signature of one unit-holder of a joint account is required on Checks.

          Checks may not be written to redeem Units purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase Units. If the amount of the Check is greater than the value of the Units in a unit-holder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the unit-holder will be responsible for any loss that the Money Market Fund or State Street incurs.

          The Fund may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating unit-holders. The checkwriting privilege is subject to State Street's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling 800-242-0134.

EXCHANGE PRIVILEGE

          The exchange privilege described in the Prospectus enables a unit-holder of a Fund to acquire Units in a Fund having a different investment objective and policies when the unit-holder believes that a shift between Funds is an appropriate investment decision. Units of one Fund may be redeemed and their proceeds remitted to the unit-holder or exchanged to any other Fund either by telephone request or by mail.

          The privilege is available to unit-holders residing in any state in which Units of the Fund being acquired may legally be sold. Exchanges can only be made to an account with another Fund held by the unit-holder in an identical name and manner. A portion of the amount exchanged may represent taxable capital gain or loss to the unit-holder, depending on the unit-holder's cost. Prior to exchange with another Fund, a unit-holder must have a current prospectus for the Fund to which the proceeds are being exchanged. A Fund may, upon 60 days' prior written notice to the unit-holders of a Fund, may materially modify or terminate the exchange privilege with respect to a Fund.

                                 NET ASSET VALUE

          With certain limited exception, each Fund's net asset value per Unit is calculated by GEAM or the Custodian on each day, Monday through Friday, except on days on which the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's Units could be significantly affected.

          Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by a Fund's Board of Trustees. In carrying out the Board's valuation policies, GEAM may consult with one or more independent pricing services ("Pricing Service") retained by the Funds.

          Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a Pricing Service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by or under the direction of the Board of Trustees, which may involve the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEAM under the general supervision and responsibility of the Board of Trustees of the Fund.

          Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

          The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

          The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per Unit as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per Unit based on amortized cost.

          The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per Unit net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing unit-holders of the Money Market Fund, the Board of Trustees must, in accordance with the rule, cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming Units in kind; or establishing a net asset value per Unit by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

          Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends derived from net investment income and distributions of net realized long-term and short-term capital gains paid by a Fund to a unit-holder are automatically reinvested (at current net asset value) in additional Units of the Fund (which will be depositied in the unit-holder's account) unless the unit-holder instructs the Fund, by telephone or in writing, to pay all dividends and distributions in cash. A cash election remains in effect until the unit-holder notifies the Fund by telephone or in writing to discontinue the election.

          If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the unit-holder, the Fund may terminate the unit-holder's election to receive dividends and distributions in cash. Thereafter, the unit-holder's subsequent dividends and other distributions will be automatically reinvested in additional Units of the Fund until the unit-holder notifies the Fund in writing his or her correct address and requests in writing that the election to receive dividends and other distributions in cash to be reinstated. Unit-holders may contact the Servicing Agent for details concerning this election.

          Unit-holders may elect to apply dividends and distributions to the purchase of Units in another Elfun Fund with which they have an account. The account with the other Elfun Fund must be held by the unit-holder in the identical name and manner as the account held with the Fund.

          If a unit-holder redeems all of his Units of the Tax-Exempt Fund, the Income Fund or the Money Market fund at any time during a month, all dividends to which the unit-holder is entitled will be paid to the unit-holder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends are sent to unit-holders within five days following the end of each quarter for the Tax-Exempt fund and the Income Fund, and within five days following the end of each month for the Money Market Fund.

          Distributions of any net realized long-term and short-term capital gains earned by a Fund are made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. All expenses of the Tax-Exempt Fund, the Income Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to unit-holders. Earnings of the Tax-Exempt Fund, the Income Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceeding the Saturday, Sunday or holiday.

          Each Fund will be subject to a 4% non-deductable excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of a Fund's untiholders, the Fund will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

TAX STATUS OF THE FUNDS AND THEIR UNIT-HOLDERS

          Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their unit-holders. The summary is not intended as a substitute for individual tax planning, and unit-holders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

          Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its unit-holders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its unit-holders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. Alternatively, Funds having a taxable year ending with November or December may elect to treat their taxable year end as the capital gains measuring period for excise tax purposes. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

          Another requirement for qualification as a regulated investment company is that each Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test").

          If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its unit-holders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to unit-holders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate unit-holders.

          Net investment income or capital gains earned by a Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Funds may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its unit-holders. The International Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election an amount equal to the foreign income taxes paid by the Fund would be included in the income of its unit-holders and the unit-holders would be entitled to credit their eligible portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Foreign taxes paid by a Fund with respect to dividends accrued are eligible to be treated as credits by Unit-holders only if the securities paying such dividends are held by the Fund for a specified period of time. Within 60 days after any year for which it makes an election, the Trust will report to the unit-holders of the Fund, in writing, the amount per Unit of foreign tax that must be included in each unit-holder's gross income and the amounts that will be available as a credit and/or deduction. No deduction for foreign taxes may be claimed by a unit-holder who does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          A Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to unit-holders of a Fund, (2) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Funds seek to monitor transactions, seek to make the appropriate tax elections and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of the taxable year of the Tax-Exempt Fund, unit-holders will be notified of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all unit-holders receiving dividends from the Fund for that year.

          Interest on indebtedness incurred by a unit-holder to purchase or carry Units of the Tax-Exempt Fund is not deductible for income tax purposes if the Fund distributes exempt-interest dividends during the unit-holder's taxable year. In addition, if a unit-holder of the Tax-Exempt Fund holds Units for six months or less, any loss on the sale or exchange of those Units will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Units.

          The Tax-Exempt Fund's net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to the fund, and the general expenses (e.g., legal, accounting and trustees' fees, if any) of the Fund prorated to such Fund on the basis of its relative net assets. The Tax-Exempt Fund has elected to currently accrue market discount. Accrued market discount and any other taxable interest income, net of allocable expenses, is distributed to unit-holders, as taxable ordinary income dividends.

          As a general rule, a unit-holder's gain or loss on a sale or redemption of Units of a Fund will be a long-term capital gain or loss if the unit-holder has held the Units for more than one year. The gain or loss will be a short-term capital gain or loss if the unit-holder has held the Units for one year or less.

          Each Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, are taxable to a unit-holder of a Fund as long-term capital gains, regardless of how long a unit-holder has held the Units, and will be designated as capital gain dividends in a written notice mailed by the Trust to the unit-holders of the Fund no later than 60 days after the close of the Fund's taxable year. If a unit-holder receives a capital gain dividend with respect to any Unit of a Fund, and if the Unit is sold before it has been held by the unit-holder for six months, then any loss on the sale or exchange of the Unit, to the extent of the capital gain dividend, will be treated as a long-term capital loss. This rule will apply to a sale of Units of the Tax-Exempt Fund only to the extent the loss is not disallowed under the provision described above. Investors considering buying Units of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

          If a unit-holder of a Fund fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the unit-holder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Units of the Fund (other than the Money Market Fund). An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

          Statements as to the tax status of each unit-holder's dividends and distributions are mailed annually. Unit-holders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its unit-holders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities.

                             THE FUNDS' PERFORMANCE

          As noted in the Prospectus, from time to time, a Fund's performance may be quoted, in terms of a Fund's yield and/or total return, in reports or other communications to unit-holders of the Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

YIELD FOR THE MONEY MARKET FUND

          The Money Market Fund may, from time to time, include the yield and effective yield of the Money Market Fund in advertisements or reports to unit-holders or prospective investors. "Current yield" will be based upon the income that a hypothetical investment in the Fund would earn over a stated seven-day period. This amount would then be "annualized," which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund's "effective yield" will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

          The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one Unit at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional Units purchased with dividends declared on the original Unit and any such additional Units less a hypothetical charge reflecting deductions from unit-holder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.


          As of December 31, 2001, the Money Market had a seven-day current yield of 2.08% and an effective seven-day yield of 2.10%. Had GEAM not absorbed a portion of the Money Market Fund's expenses, the Fund's seven-day yield and effective seven-day yield as of December 31, 2001 would have been lower.


YIELD FOR OTHER FUNDS

          The Income Fund may, from time to time, advertise a 30-day "yield" and the Tax-Exempt Fund may advertise an "equivalent taxable yield." The 30-day yield figure of a Fund described in the Prospectus is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                 Yield = 2[(a-b)/cd + 1) (TO THE POWER OF 6) -1]

Where:

          a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursement).

          c = the average daily number of Units outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per Unit on the last day of the period.

          For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

          The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

          Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its Units will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

          Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in Units of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Unit-holders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.


          The 30-day yield for the period ended December 31, 2001 for Units of the Tax-Exempt Fund and the Income Fund were as follows: 4.94% and 5.29%, respectively.

          The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield. The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Thus, the equivalent taxable yield of the Tax-Exempt Fund will always exceed the yield. Assuming an effective tax rate of 39.6%, for the 30-day period ended December 31, 2001, the equivalent taxable yield of the Tax-Exempt Fund was 8.18%.


AVERAGE ANNUAL TOTAL RETURN

          From time to time, the Funds may advertise an "average annual total return," which represents the average annual compounded rates of return over one-, five- and ten-year periods, or over the life of the Fund (as stated in the advertisement). This total return figure shows an average percentage change in value of an investment in the Funds from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of Units and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the periods might have been greater or less than the average for the entire period.

          The "average annual total return" figures of a Fund described in the Prospectus, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1 + T) TO THE POWER OF n  = ERV

   Where P    =   a hypothetical initial payment of $1,000;
         T    =   average annual total return;
         n    =   number of years; and
       ERV    =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

          The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


          Based on the above formula, the average annual total return figures for the one-, five- and 10-year periods (if applicable) ended December 31, 2001 were as follows:



FUND                         1 YR            5 YR              10 YR
--------------------------------------------------------------------
Elfun Trusts                -5.98%          13.91%            14.69%
--------------------------------------------------------------------
International Fund         -19.07%           5.43%             9.32%
--------------------------------------------------------------------
Diversified Fund            -2.73%          10.20%            10.87%
--------------------------------------------------------------------
Tax-Exempt Fund              4.70%           5.84%             6.35%
--------------------------------------------------------------------
Income Fund                  7.97%           7.22%             7.13%
--------------------------------------------------------------------
Money Market Fund            4.16%           5.30%             4.89%
--------------------------------------------------------------------


          The Funds may compare their average annual total returns to the returns of the following securities market indices. The Standard & Poor's ("S&P") Composite Index of 500 stocks ("S&P 500 Index"), Morgan Stanley Capital International World Index ("MSCI World"), the Morgan Stanley Capital International EAFE Index ("MSCI EAFE"); Lehman Brothers Aggregate Bond Index ("LB Aggregate"), the Lehman Brothers Municipal Bond Index ("LBMI") and the Lehman Brothers 10-Year Municipal Index are unmanaged indexes and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of stocks in companies from approximately 22 countries representing the European, Pacific Basin and American regions. The MSCI EAFE Index is a composite of companies from approximately 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The Lehman Brothers 10-Year Municipal Index is comprised of approximately 9,000 bonds with a nominal maturity from eight years up to, but not including, 12 years. The results shown for the foregoing indexes assume the reinvestment of net dividends.

ACTUAL ANNUAL TOTAL RETURN

          The Funds also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data because the latter reflects compounding of return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance.

AGGREGATE TOTAL RETURN

          The Funds may use "aggregate total return" figures in advertisements, which represent the cumulative change in value of an investment in Units of a Fund for a specific period, and which reflects changes in the Fund's Unit price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

          The "aggregate total return" figures of a Fund described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and will be computed by the following formula:

                       Aggregate Total Return = (ERV - P)
                                                ---------
                                                    P

Where P       =      a hypothetical initial payment of $1,000; and
    ERV       =      Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

DISTRIBUTION RATE

          Each Fund may advertise its distribution rate and/or effective distribution rate. A Fund's distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

          A Fund's distribution rate measures dividends distributed for a specified period. A Fund's distribution rate is computed by dividing the most recent monthly distribution per Unit annualized by the current net asset value per Unit. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

COMPARATIVE PERFORMANCE INFORMATION

          In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, each Fund may compare the Fund's performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEAM derived from those indices.

          Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical, to that of the Funds. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

                              PRINCIPAL UNITHOLDERS


          The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding units of the Funds as of March 30, 2002:



          NAME AND ADDRESS                                  AMOUNT OF                      PERCENT
          OF RECORD OWNER                                  UNITS OWNED                     OF FUND
          ---------------                                  -----------                     -------
          MONEY MARKET FUND

          Lawrence A. Bossidy                         75,152,494.640 shares                19.93%
          104 West Mountain Road
          Ridgefield, CT  06877-3628

          U.S. Clearing                               37,216,288.150 shares                 9.87%
          A Division of Fleet Securities
          For the Exclusive Benefit of
          Customers
          26 Broadway
          New York, NY 10004-1703

          INCOME FUND

          U.S. Clearing                                2,923,294.240 shares                 9.39%
          A Division of Fleet Securities
          For the Exclusive Benefit of
          Customers
          26 Broadway
          New York NY 10004-1703

          INTERNATIONAL EQUITY FUND

          Lawrence A. Bossidy                            745,408.659 shares                 5.74%
          104 West Mountain Road
          Ridgefield, CT  06877-3628

          TAX-EXEMPT FUND

          John F. Welch                               12,011,458.595 shares                 8.64%
          P.O. Box 861                                                                      -----
          Shelton, CT 06484-0861


          As of that same date, the current Trustees and officers of the Funds as a group owned of record Units representing less than 1% of the total outstanding Units of each Fund.

                     FUND HISTORY AND ADDITIONAL INFORMATION

          Each of the Funds is a separate, diversified open-end management investment company registered under the 1940 Act. Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The International Fund, the Income Fund, the Elfun Tax-Exempt Fund, the Diversified Fund and the Money Market Fund were organized as common law trusts in the State of Connecticut on May 15, 1987, December 22, 1982, March 14, 1977, June 1, 1987 and July 15, 1989, respectively. The Prospectus and this SAI omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1933 and the 1940 Act and reference is made to the Registration Statement for further information with respect to the Funds. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

          There are no material pending legal proceedings to which any Fund or GEAM is a party or of which property of any Fund or GEAM is subject.

          The Trustees may at any time, in their absolute discretion, terminate a Fund, in whole or in part, and cause to be paid to the unit-holders or their assignees the net asset value of the Units held by them, the net asset value to be determined as of a date fixed by the Trustees and specified in the notice of termination delivered to the unit-holders or their assignees. In addition, the Trustees may, in order to preserve the status of the Fund as an "employees' securities company" under the 1940 Act, require the redemption of the Units of any unit-holders if they are individuals or entities whose interest in the Fund would cause the Fund to lose such status. In this case there will be paid to such individuals or entities the net asset value of the Units registered in their names, calculated as of the date determination was made that the redemption of Units was necessary for the preservation of the status of the Fund. In case of any termination, the Trustees will, at the same time, direct the unit-holders or their assignees to surrender to the Unit-holder Servicing Agent any certificates they hold evidencing their ownership of Certificate Units and thereafter the Trustees will be discharged from all further obligations as to the unit-holders.

          UNIT-HOLDER LIABILITY. Although each Fund is offering only its own Units, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The Trustees have considered this factor in approving the use of a single combined Prospectus.

          UNIT-HOLDER RIGHTS AND VOTING. Each Fund issues one class of Units. Unit-holders have no voting rights except with respect to amendments to the Fund agreement affecting the unit-holders' rights and with respect to changes in their Fund's fundamental policies or as may otherwise be required under the 1940 Act. There are no preemptive, subscription or conversion rights. The Funds do not hold annual unit-holder meetings, but will call meetings when changes in the fundamental policies or investment restrictions of the Funds are to be voted upon, or as otherwise required by the 1940 Act.

          INDEPENDENT AUDITORS. KPMG LLP serves as the Funds' independent auditors.

                              FINANCIAL STATEMENTS


          The December 31, 2001 Annual Report, which either accompanies this Statement of Additional Information or previously has been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the letter to unit-holders included therein. The Funds will furnish, without charge, a copy of the Annual Report, upon request to the Funds at 3003 Summer Street, P.O. Box 120074, Stamford, CT 06912-0074,
(800) 242-0134.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

          Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

          Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

          Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

          Thompson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

          Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

          AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

          BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

          Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

          AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

          General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

          Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

          AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

          A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

          General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

          BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

          BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C -- The rating C is reserved for income bonds on which no interest is being paid.

          D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

          Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

          Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

          B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                ELFUN MONEY MARKET FUND

                                        PART C

                                  OTHER INFORMATION

ITEM 23.     EXHIBITS

(a)      Fund Agreement, dated as of July 15, 1989*

(b)      Inapplicable

(c)      Inapplicable

(d) Investment Advisory Agreement dated July 28, 1989, between the Fund and General Electric Investment Corporation*

(e) Distribution Agreement dated February 10, 1994 between the Fund and GE Investment Services Inc*

(f)      Inapplicable

(g) Custodian Contract with State Street Bank and Trust Company dated as of July 1, 1989*

(h) Transfer Agency Agreement with State Street Bank and Trust Company dated as of February 10, 1994*

(i) Opinion of counsel, including consent (incorporated by reference to the Fund's Registration Statement on Form N-1A (33-31205), Exhibit E, filed on September 21, 1989)*

(j)      Consent of Independent Auditors

(k)      Inapplicable

(l)      Inapplicable

(m) Servicing Agreement dated as of March 13, 1992 between the Fund and General Electric Investment Corporation*

(n)      Inapplicable

(o)      Inapplicable

(p)      Form of Code of Ethics*

*Previously filed

Item 24. Persons Controlled by or Under Common Control with Registrant

         See Item 26

Item 25. Indemnification

Registrant shall indemnify any officer, director, shareholder or employee made party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred provided that (1) such person, and the person whose legal representative he is, was successful on the merits in the defense of the proceeding, or (2) it shall be concluded as provided by applicable Connecticut statutes that such person, and the person whose legal representative he is, acted in good faith and in a manner he reasonably believed to be in the best interests of the Registrant, or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, either in the best interests of the corporation or in the best interests of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful, or (3) the court, on application as provided by applicable Connecticut statutes, shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine; except that, in connection with an alleged claim based upon his purchase or sale of securities of the Registrant or of another enterprise, which he serves or served at the request of the Registrant, the Registrant shall only indemnify such person after the court shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. Registrant shall also, in accordance with applicable Connecticut statutes, indemnify any person made a party to any proceeding, by or in the right of the Registrant, to procure a judgment in its favor by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the Registrant. Any payments to be made by Registrant for indemnification shall be made only in accordance with the procedures outlined by applicable Connecticut statutory authority.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Reference is made to "About the Investment Adviser" in the Prospectus forming Part A and "Management of the Funds" in the Statement of Additional Information forming Part B, of this Registration Statement.

GE Asset Management Incorporated ("GEAM") serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:




Name                        Capacity With Advisor                Business Name and Address
John H. Myers               President, CEO & Director            3003 Summer Street
                                                                 Stamford, CT

Eugene K. Bolton            Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Michael J. Cosgrove         Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Alan M. Lewis               Executive Vice President, General    3003 Summer Street
                            Counsel and Secretary                Stamford, CT

Ralph R. Layman             Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Robert A. MacDougall        Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

Donald W. Torey             Executive Vice President             3003 Summer Street
                                                                 Stamford, CT

John J. Walker              Chief Financial Officer              3003 Summer Street
                                                                 Stamford, CT

Item 27. Principal Underwriters

(a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for Elfun Tax-Exempt Income Fund, Elfun Trusts, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, GE Funds, GE Institutional Funds, GE Lifestyle Funds, GE Investments Funds, Inc. and Centurion Funds, Inc., all of which are registered open-end investment companies.

(b) The information required by this Item 27, with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

(c) Inapplicable.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"); Registrant's distributor, located at 201 Merritt 7, Norwalk, Connecticut 06856; Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services, Inc., a subsidiary of State Street, located at P.O. Box 419631, Kansas City, Missouri 64141-6631.

Item 29. Management Services

         Inapplicable.

Item 30. Undertakings

         Inapplicable.

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on the 29th day of April, 2002.

                           BY: /S/JOHN H. MYERS
                           ---------------------
                           John H. Myers
                           Chief Executive Officer


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                           TITLE                                      DATE
/S/JOHN H. MYERS                        Trustee and Chief Executive Officer           April 29, 2002
-------------------------
John H. Myers

/S/EUGENE K. BOLTON                                     Trustee                       April 29, 2002
-------------------------
Eugene K. Bolton

/S/MICHAEL J. COSGROVE                                  Trustee                       April 29, 2002
-------------------------
Michael J. Cosgrove

/S/RALPH R. LAYMAN                                      Trustee                       April 29, 2002
-------------------------
Ralph R. Layman

/S/ALAN M. LEWIS                                Trustee and Secretary                 April 29, 2002
-------------------------
Alan M. Lewis

/S/ROBERT A. MACDOUGALL                                 Trustee                       April 29, 2002
-------------------------
Robert A. MacDougall

/S/DONALD W. TOREY                                      Trustee                       April 29, 2002
-------------------------
Donald W. Torey

/S/JOHN J. WALKER                                       Trustee                       April 29, 2002
-------------------------
John W. Walker